Document and Entity Information	9 Months Ended
Sep. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	EXOPACK HOLDING CORP
Entity Central Index Key	0001186362
Entity Filer Category	Non-accelerated Filer
Document Type	S-4
Document Period End Date	Sep 30, 2011
Amendment Flag	false

Condensed Consolidated Balance Sheets (USD $) In Thousands	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets
Cash	$ 1,311	$ 2,508	$ 633
Trade accounts receivable (net of allowance for uncollectible accounts)	97,997	94,951	78,394
Other receivables	3,129	3,463	3,796
Inventories	110,569	103,728	79,972
Deferred income taxes	3,599	3,703	3,500
Prepaid expenses and other current assets	4,135	3,240	3,417
Total current assets	220,740	211,593	169,712
Property, plant, and equipment, net	221,396	214,293	174,055
Deferred financing costs, net	17,806	14,998	5,197
Intangible assets, net	90,132	92,984	65,207
Goodwill	69,649	69,642	64,438
Other assets	8,858	6,298	2,855
Total assets	628,581	609,808	481,464
Current liabilities
Revolving credit facility and current portion of long-term debt and capital leases	7,980	58,815	68,603
Accounts payable	80,673	83,607	64,929
Accrued liabilities	38,958	46,868	33,779
Income taxes payable	910	972	1,102
Total current liabilities	128,521	190,262	168,413
Long-term liabilities
Long-term debt, less current portion	580,625	320,000	220,034
Capital lease obligations, less current portion	11,288	10,501
Deferred income taxes	22,278	32,878	33,689
Other liabilities	12,577	16,172	14,829
Total long-term liabilities	626,768	379,551	268,552
Commitments and contingencies
Stockholder's (deficit) equity
Preferred stock, par value, $0.001 per share - 100,000 shares authorized, no shares issued and outstanding at September 30, 2011, December 31, 2010 and 2009, respectively
Common stock, par value, $0.001 per share - 2,900,000 shares authorized, 1 share issued and outstanding at September 30, 2011, December 31, 2010 and 2009, respectively
(Distributions in excess of) Additional paid-in capital	(76,174)	73,521	73,230
Accumulated other comprehensive loss, net	(8,047)	(7,095)	(5,074)
Accumulated deficit	(42,487)	(26,431)	(23,657)
Total stockholder's (deficit) equity	(126,708)	39,995	44,499
Total liabilities and stockholder's (deficit) equity	$ 628,581	$ 609,808	$ 481,464

Condensed Consolidated Balance Sheets Parenthetical (USD $) In Thousands, except Share data	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current Assets:
Allowance for uncollectable accounts	$ 1,294	$ 1,550	$ 1,592
Stockholders' equity
Preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Preferred stock, shares authorized	100,000	100,000	100,000
Preferred stock, shares issued	0	0	0
Preferred stock, shares outstanding	0	0	0
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	2,900,000	2,900,000	2,900,000
Common stock, shares issued	1	1	1
Common stock, shares outstanding	1	1	1

Condensed Consolidated Statements Of Operations (USD $) In Thousands	3 Months Ended		9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Condensed Consolidated Statements Of Operations [Abstract]
Net sales	$ 219,644	$ 216,689	$ 663,892	$ 569,207	$ 785,086	$ 673,733	$ 781,732
Cost of sales	190,546	187,380	574,309	498,783	684,168	596,764	699,524
Gross margin	29,098	29,309	89,583	70,424	100,918	76,969	82,208
Selling, general and administrative expenses	18,341	19,293	56,561	48,913	66,491	55,894	57,179
Operating income	10,757	10,016	33,022	21,511	34,427	21,075	25,029
Other expenses (income)
Interest expense	12,976	10,922	36,572	25,053	36,379	28,592	30,991
Loss on early extinguishment of debt			22,051
Other (income) expense, net	(96)	(96)	(150)	(897)	(1,035)	(468)	1,371
Net other expenses	12,880	10,826	58,473	24,156	35,344	28,124	32,362
Loss before income taxes	(2,123)	(810)	(25,451)	(2,645)	(917)	(7,049)	(7,333)
(Benefit from) provision for income taxes	(554)	(293)	(9,395)	749	1,857	(1,114)	(1,215)
Net loss	$ (1,569)	$ (517)	$ (16,056)	$ (3,394)	$ (2,774)	$ (5,935)	$ (6,118)

Condensed Consolidated Statement Of Stockholders' (Deficit) Equity (USD $) In Thousands, except Share data	Common Stock [Member]	Additional Paid-in Capital [Member] USD ( $)	Accumulated Other Comprehensive Income (Loss) [Member] USD ( $)	Accumulated Deficit [Member] USD ( $)	Comprehensive Income (Loss) [Member] USD ( $)	Total USD ( $)
Balances at Dec. 31, 2007		$ 72,195	$ 4,417	$ (11,604)		$ 65,008
Balance, Shares at Dec. 31, 2007	1
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Stock compensation expense		616				616
Net loss				(6,118)	(6,118)	(6,118)
Translation adjustment			(7,489)		(7,489)	(7,489)
Pension liability (net of income taxes)			(9,285)		(9,285)	(9,285)
Total comprehensive income (loss)					(22,892)
Balances at Dec. 31, 2008		72,811	(12,357)	(17,722)		42,732
Balance, Shares at Dec. 31, 2008	1
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Stock compensation expense		419				419
Net loss				(5,935)	(5,935)	(5,935)
Translation adjustment			3,927		3,927	3,927
Pension liability (net of income taxes)			3,356		3,356	3,356
Total comprehensive income (loss)					1,348
Balances at Dec. 31, 2009		73,230	(5,074)	(23,657)		44,499
Balance, Shares at Dec. 31, 2009	1					1
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Stock compensation expense		291				291
Net loss				(2,774)	(2,774)	(2,774)
Translation adjustment			508		508	508
Pension liability (net of income taxes)			(2,529)		(2,529)	(2,529)
Total comprehensive income (loss)					(4,795)
Balances at Dec. 31, 2010		73,521	(7,095)	(26,431)		39,995
Balance, Shares at Dec. 31, 2010	1					1
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Stock compensation expense		305				305
Net loss				(16,056)		(16,056)
Translation adjustment			(952)			(952)
Dividend to parent		(150,000)				(150,000)
Balances at Sep. 30, 2011		$ (76,174)	$ (8,047)	$ (42,487)		$ (126,708)
Balance, Shares at Sep. 30, 2011	1					1

Condensed Consolidated Statements Of Cash Flows (USD $) In Thousands	9 Months Ended		12 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities
Net loss	$ (16,056)	$ (3,394)	$ (2,774)	$ (5,935)	$ (6,118)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	30,224	22,829	33,736	25,455	24,504
Deferred income tax (benefit) provision	(10,508)	(405)	506	(2,447)	(2,247)
Stock compensation expense	305	206	291	419	616
Loss on early extinguishment of debt	11,883
Loss on sale and disposition of property, plant and equipment	909	473	668	1,313	1,757
Changes in operating assets and liabilities:
Receivables	(3,255)	(14,134)	(5,385)	6,711	(8,681)
Inventories	(7,011)	(4,862)	(10,545)	13,400	75
Prepaid expenses and other assets	(776)	(423)	(2,607)	(2,647)	1,376
Accounts payable and accrued and other liabilities	(13,879)	6,862	15,807	(10,532)	603
Income tax receivable/payable	(72)	212	(102)	241	1,074
Net cash (used in) provided by operating activities	(8,236)	7,364	29,595	25,978	12,959
Cash flows from investing activities
Repayments from (investment in) joint venture	85	(425)	(425)	(400)
Purchases of property, plant and equipment, including capitalized software	(34,779)	(18,375)	(24,996)	(26,421)	(19,149)
Proceeds from sales of property, plant and equipment	1,383	7,196	7,249	7,081	512
Acquisition of business, net of cash acquired		(82,124)	(82,124)		(389)
Net cash used in investing activities	(33,311)	(93,728)	(100,296)	(19,740)	(19,026)
Cash flows from financing activities
Repayment of subordinated term loan	(33)	(36)	(49)	(48)	(113)
Issuance of new term loan	350,000
Repayments on new term loan	(875)
Borrowings on term loan		100,000	100,000
Repayment on term loan		(100,000)	(100,000)
Repayment of capital lease obligations	(1,447)	(404)	(2,488)
Deferred loan costs paid	(17,753)	(12,323)
Dividend to parent	(150,000)
Issuance of senior notes	235,000	100,000	100,000
Repayment of former senior notes	(320,000)
Deferred financing costs paid on senior notes and senior credit facility			(12,881)		(110)
Borrowings under revolving credit facility	809,215	668,629	944,614	724,107	1,078,998
Repayments of revolving credit facility	(863,694)	(668,716)	(956,492)	(730,980)	(1,073,626)
Net cash provided by (used in) financing activities	40,413	87,150	72,704	(6,921)	5,149
Effect of exchange rate changes on cash	(63)	56	(128)	(396)	1,322
(Decrease) increase in cash	(1,197)	842	1,875	(1,079)	404
Cash
Beginning of period	2,508	633	633	1,712	1,308
End of period	1,311	1,475	2,508	633	1,712
Supplemental cash flow information:
Income taxes refunded			102	20	387
Income taxes paid			1,582	1,157	364
Interest paid			$ 28,500	$ 27,055	$ 29,642

Organization, Acquisitions And Basis Of Presentation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization, Acquisitions And Basis Of Presentation [Abstract]
Organization, Acquisitions And Basis of Presentation

1. Organization, Acquisitions and Basis of Presentation

Exopack Holding Corp. and subsidiaries (the "Company") was formed in October of 2005 through the acquisition and consolidation of three flexible packaging businesses, including Exopack Holding Corporation ("Exopack"), Cello-Foil Products, Inc. ("Cello-Foil"), and The Packaging Group ("TPG"). Following this acquisition and consolidation, the Company is wholly-owned by Exopack Key Holdings, LLC, which is a wholly-owned subsidiary of CPG Finance, Inc. ("CPG"), an affiliate of Sun Capital Partners, Inc. ("Sun Capital").

The Company operates 18 manufacturing facilities located throughout the United States, United Kingdom, and Canada and operates one distribution warehouse in China. The Company operates four manufacturing facilities in the pet food and specialty packaging segment, all of which are owned properties. The Company operates seven manufacturing facilities in the consumer food and specialty packaging segment, of which the Company leases two, including one manufacturing facility in Ontario, Canada, and owns the remaining five facilities. The Company operates five facilities in the performance packaging segment, of which the Company leases two and owns the remaining three facilities. The Company operates two manufacturing facilities and one distribution warehouse in the coated products segment, all of which the Company leases, including one manufacturing facility in North Wales, United Kingdom and one warehouse in Guangzhou, China. During the quarter ended September 30, 2011, the Company closed its manufacturing facility located in Longview, Texas. The Company transferred equipment from the Longview facility to other performance packaging facilities and sold the land and building to a third party.

On August 6, 2007, the Company acquired 100% of the membership interests of InteliCoat Technologies Image Products Matthews, LLC and 100% of the outstanding shares of its affiliate, InteliCoat Technologies EF Holdco, Ltd. (collectively, "Electronic and Engineered Films Business" or "EEF"), and also acquired certain assets and assumed certain liabilities of other EEF entities (the "EEF Acquisition"). EEF, through its parent companies prior to the EEF Acquisition, was previously controlled by an affiliate of Sun Capital. The Company subsequently renamed this acquired EEF business Exopack Advanced Coatings ("EAC").

On November 28, 2007, the Company acquired certain assets and assumed certain liabilities of DuPont Liquid Packaging System's performance films business segment ("Liqui-Box"), including its Whitby, Ontario, Canada operating facility. Prior to the acquisition, the Company used Liqui-Box as a vendor for one of its Canadian facilities. The Company subsequently renamed this acquired Liqui-Box business Exopack Performance Films ("EPF").

Exopack Meat, Cheese and Specialty Acquisition

On July 13, 2010, the Company completed the acquisition of certain assets and liabilities of a packaging business previously operated by Bemis Company, Inc. The acquired business, which is referred to in this report as Exopack Meat, Cheese and Specialty ("EMCS") involves the manufacture and sale of certain packaging products in the United States and Canada, including flexible-packaging rollstock used for chunk, sliced or shredded natural cheeses packaged for retail sale and flexible-packaging shrink bags used for fresh meat. EMCS is included within the Company's consumer food and specialty packaging segment (see Note 12). The acquisition of EMCS provided the Company the unique opportunity to gain a position in the meat and cheese packaging sector and expand the Company's product offerings in the consumer food and specialty packaging segment. The purchase price paid by the Company was approximately  $82.1 million. The Company expensed approximately  $4.6 million of acquisition costs related to the EMCS acquisition during the year ended December 31, 2010.

The Company funded the purchase price with proceeds from a term loan that was repaid on September 24, 2010 using proceeds from the issuance of additional 11.25% senior notes due 2014 (see Note 5).

Third party net sales and operating income related to EMCS for the six months ended June 30, 2011 were approximately  $73.4 million and  $4.2 million, respectively. There are no comparable sales and operating income included in the six months ended June 30, 2010 because the Company acquired EMCS on July 13, 2010.

The net acquisition cost of  $82.1 million has been accounted for under the provisions of the Financial Accounting Standards Board ("FASB") guidance related to the purchase method of accounting and includes the following allocations:

(in thousands of dollars)	EMCS Acquisition
Assets acquired:
Trade accounts receivable	$10,927
Other receivables	220
Inventories	12,909
Other current assets	122
Property, plant and equipment	43,894
Intangible assets	30,550
Goodwill	5,226

Total assets acquired	103,848

Liabilities assumed:
Accounts payable	(8,141)
Accrued liabilities	(4,359)
Capital lease obligations	(9,224)

Total liabilities assumed	(21,724)

Purchase price paid	$82,124

Proforma net sales and operating loss have been calculated as though the EMCS acquisition date was January 1, 2010. Proforma net sales and net loss for the nine months ended September 30, 2010 were approximately  $648.0 million and  $2.5 million, respectively.

The unaudited proforma financial information presented above does not purport to be indicative of the future results of operations of the combined businesses.

Basis of Presentation

The accompanying unaudited consolidated financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States of America for interim financial information and pursuant to the instructions to Form 10-Q and Article 10 of Regulation S-X of the Securities Exchange Act of 1934, as amended. Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted from this report. It is management's opinion, however, that all material adjustments (consisting only of normal recurring adjustments, unless otherwise noted) have been made which are necessary for a fair statement of the Company's financial position, results of operations and cash flows. The results for the interim periods are not necessarily indicative of the results to be expected for any other interim period, for the fiscal year or for any future period.

The consolidated balance sheet at December 31, 2010 has been derived from the audited financial statements at that date but does not include all of the information and disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. For further information, refer to the consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Certain prior year amounts have been reclassified in order to conform with the 2011 presentation.

Variable Interest Entity

During 2009, the Company entered into a joint venture with INDEVCO Group, a Lebanese-based manufacturer ("INDEVCO"). The Company determined that the joint venture is a variable interest entity ("VIE") under FASB guidance related to accounting for variable interest entities and that the Company is not the primary beneficiary of the VIE. The VIE consists of a manufacturing operation, located within an existing manufacturing facility owned by INDEVCO in Lebanon, used to co-extrude polyethylene film for use in flexible packaging. During 2010, the VIE purchased and installed the necessary equipment and production commenced. The Company's maximum exposure to loss as a result of its involvement with the unconsolidated VIE is limited to the Company's recorded investment in this VIE, which was approximately  $652,000 at September 30, 2011. For the three month period ending September 30, 2011, the Company recognized approximately  $12,000 as its share of income from the joint venture's operations and received no loan payments. For the nine month period ending September 30, 2011, the Company recognized approximately  $31,000 as its share of the loss of the joint venture's operations and received loan payments of approximately  $85,000. The Company may be subject to additional losses to the extent of any financial support that the Company provides in the future.

1. Organization and Acquisitions

Exopack Holding Corp. and subsidiaries (the "Company") was formed in October of 2005 through the acquisition and consolidation of three flexible packaging businesses, including Exopack Holding Corporation ("Exopack"), Cello-Foil Products, Inc. ("Cello-Foil"), and The Packaging Group ("TPG"). Following this acquisition and consolidation, the Company is wholly-owned by Exopack Key Holdings, LLC, which is a wholly-owned subsidiary of CPG Finance, Inc. ("CPG"), an affiliate of Sun Capital Partners, Inc. ("Sun Capital").

The Company operates 19 manufacturing facilities located throughout the United States, United Kingdom and Canada. The Company operates four manufacturing facilities in the pet food and specialty packaging segment, all of which are owned properties. The Company operates seven manufacturing facilities in the consumer food and specialty packaging segment, of which the Company leases two, including one manufacturing facility in Ontario, Canada, and owns the remaining five facilities. The Company operates six facilities in the performance packaging segment, of which the Company leases two and owns the remaining four facilities. The Company operates two manufacturing facilities in the coated products segment, both of which the Company leases, including one manufacturing facility in North Wales, United Kingdom.

On August 6, 2007, the Company acquired 100% of the membership interests of InteliCoat Technologies Image Products Matthews, LLC and 100% of the outstanding shares of its affiliate, InteliCoat Technologies EF Holdco, Ltd. (collectively, the "Electronic and Engineered Films Business" or "EEF"), and also acquired certain assets and assumed certain liabilities of other EEF entities (the "EEF Acquisition"). EEF, through its parent companies prior to the EEF Acquisition, was previously controlled by an affiliate of Sun Capital. The Company subsequently renamed this acquired EEF business Exopack Advanced Coatings ("EAC").

On November 28, 2007, the Company acquired certain assets and assumed certain liabilities of DuPont Liquid Packaging System Inc.'s performance films business segment ("Liqui-Box"), including its Whitby, Ontario, Canada operating facility. Prior to the acquisition, the Company used Liqui-Box as a vendor for one of its Canadian facilities. The Company subsequently renamed this acquired Liqui-Box business Exopack Performance Films ("EPF").

Exopack Meat, Cheese and Specialty Acquisition

On July 13, 2010, the Company completed the acquisition of certain assets and liabilities of a packaging business previously operated by Bemis Company, Inc. The acquired business, which is referred to in this report as Exopack Meat, Cheese and Specialty ("EMCS") involves the manufacture and sale of certain packaging products primarily in the United States and Canada, including flexible-packaging rollstock used for chunk, sliced or shredded natural cheeses packaged for retail sale and flexible-packaging shrink bags used for fresh meat. EMCS is included within the Company's consumer food and specialty packaging segment (see Note 11). The acquisition of EMCS provided the Company the unique opportunity to gain a position in the meat and cheese packaging sector and expand the Company's product offerings in the consumer food and specialty packaging segment. The purchase price paid by the Company was approximately  $82.1 million. The Company expensed approximately  $4.6 million of acquisition costs related to the EMCS acquisition during the year ended December 31, 2010, respectively.

The Company funded the purchase price with proceeds from a term loan that was repaid on September 24, 2010 using proceeds from the issuance of additional 11.25% senior notes due 2014 (see Note 4).

Third party net sales and operating income related to EMCS were approximately  $74.3 million and  $6.0 million, respectively, for the year ended December 31, 2010.

The net acquisition cost of  $82.1 million has been accounted for under the provisions of the Financial Accounting Standards Board ("FASB") guidance related to the purchase method of accounting and includes the following allocations:

(in thousands of dollars)	EMCS Acquisition
Assets acquired:
Trade accounts receivable	$10,927
Other receivables	220
Inventories	12,909
Other current assets	122
Property, plant and equipment	43,894
Intangible assets	30,550
Goodwill	5,226
Total assets acquired	103,848
Liabilities assumed:
Accounts payable	(8,141)
Accrued liabilities	(4,359)
Capital lease obligations	(9,224)
Total liabilities assumed	(21,724)
Purchase price paid	$82,124

Unaudited pro forma net sales and operating income have been calculated as though the EMCS acquisition date was at the beginning of the years presented. Unaudited pro forma net sales were approximately  $863.9 million for the year ended December 31, 2010. Unaudited pro forma net loss was approximately  $1.9 million for the year ended December 31, 2010. Pro forma net sales were approximately  $830.2 million and for the year ended December 31, 2009. Unaudited pro forma net loss was approximately  $4.0 million for the year ended December 31, 2009.

The unaudited pro forma financial information presented above does not purport to be indicative of the future results of operations of the combined businesses.

Recent Accounting Pronouncements	9 Months Ended
Sep. 30, 2011
Recent Accounting Pronouncements [Abstract]
Recent Accounting Pronouncements

2. Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS"), clarifying some existing concepts, eliminating wording differences between GAAP and IFRS, and in some cases, change some principles to achieve convergence between GAAP and IFRS. The new accounting rules result in a consistent definition of fair value and common requirements of any disclosure about fair value between GAAP and IFRS. The new accounting rules also expand the disclosures for fair value measurements that are estimated using significant unobservable (Level 3) inputs. The new accounting rules will be effective for the Company beginning after December 15, 2011. The Company does not expect the adoption of the new accounting rules to have a material effect on the Company's financial condition, results of operations or cash flows.

In June 2011, the FASB issued Accounting Standards Update No. 2011-05, Presentation of Comprehensive Income, requiring most entities to present items of net income and other comprehensive income either in one continuous statement - referred to as the statement of comprehensive income - or in two separate, but consecutive, statements of net income and other comprehensive income. The new requirements are effective from the beginning of 2012 for calendar year-end public entities with full retrospective application required. The Company does not expect this guidance to have a significant impact on the Company's consolidated financial statements.

In September 2011, the FASB issued Accounting Standards Update No. 2011-08, Testing Goodwill for Impairment, allowing an entity to first assess qualitative factors to determine if it is more likely than not that the fair value of a reporting unit is less than its carrying value. If it is concluded that this is the case, it is necessary to perform the two-step goodwill impairment test prescribed under current accounting rules. Otherwise, the two-step goodwill impairment test is not required. The new accounting rules will be effective for the Company beginning after December 15, 2011. The Company does not expect the adoption of the new accounting rules to have a material effect on the Company's financial condition, results of operations or cash flows.

Inventories	9 Months Ended
Sep. 30, 2011
Inventories [Abstract]
Inventories

3. Inventories

The Company's inventories are stated at the lower of cost or market with cost determined using the first-in, first-out method. Inventories are summarized as follows:

(in thousands of dollars)	September 30, 2011	December 31, 2010
Inventories
Raw materials and supplies	$39,820	$42,812
Work in progress	15,668	12,275
Finished goods	55,081	48,641

Total inventories	$110,569	$103,728

Goodwill And Other Intangible Assets	9 Months Ended
Sep. 30, 2011
Goodwill And Other Intangible Assets [Abstract]
Goodwill And Intangible Assets

4. Goodwill and Other Intangible Assets

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in purchase business combinations. The Company had total goodwill of approximately  $69.6 million at September 30, 2011 and December 31, 2010.

At September 30, 2011, approximately  $26.2 million,  $19.2 million,  $21.6 million and  $2.6 million of goodwill was assigned to the pet food and specialty packaging segment, the consumer food and specialty packaging segment, the performance packaging segment and the coated products segment, respectively, which are aligned with the Company's four reporting units. Goodwill, with the exception of approximately  $3.3 million and  $1.9 million assigned to the Company's consumer food and specialty packaging and coated products segments, respectively, is not deductible for tax purposes.

The Company's other intangible assets are summarized as follows:

(in thousands of dollars)	September 30, 2011	December 31, 2010
Intangible assets
Definite-lived intangible assets:
Customer lists (amortized over 10-21 years)	$43,281	$43,276
Patents (amortized over 2-15 years)	7,163	7,163
Trademarks and tradenames (amortized over 20 years)	2,621	2,618

	53,065	53,057
Accumulated amortization	(13,933)	(11,073)

Net definite-lived intangible assets	39,132	41,984
Indefinite-lived intangible assets—trademarks and trade names	51,000	51,000

Net intangible assets	$90,132	$92,984

The increase in gross intangible assets during the nine months ended September 30, 2011 was due solely to the change in the exchange rate between the United States dollar and the British pound during the period. Amortization expense for definite-lived intangible assets for the three months ended September 30, 2011 and 2010 was approximately  $948,000 and  $806,000, respectively, and for the nine months ended September 30, 2011 and 2010 was approximately  $2.9 million and  $1.8 million, respectively. Estimated future annual amortization for definite-lived customer lists, patents and trademarks and trade names is approximately  $947,000 for the remainder of 2011, approximately  $3.8 million for each of the years 2012 through 2014 and approximately  $3.5 million for 2015.

Financing Arrangements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Financing Arrangements [Abstract]
Financing Arrangements

5. Financing Arrangements

2011 Recapitalization Transactions

On May 31, 2011, the Company completed a series of transactions (the "Recapitalization Transactions") that recapitalized the Company's indebtedness. These transactions included:

•	The private placement of $235.0 million principal amount of 10% senior notes due 2018;

•	The entry into a six-year $350.0 million senior secured term loan facility;

•	The amendment and restatement of the Company's existing revolving credit facility; and

•	The repayment of all of the Company's outstanding 11.25% senior notes due 2014 (the "Former Senior Notes").

The Recapitalization Transactions and the Company's current financing arrangements are further described below.

The balances due under long-term debt agreements at September 30, 2011 were as follows:

(in thousands of dollars)
Senior Notes	$235,000
New Term Loan Facility	349,125
Senior Credit Facility	2,531

Total debt	586,656
Less: Current portion	6,031

Total long-term debt	$580,625

Issuance of Senior Notes

On May 31, 2011, the Company issued  $235.0 million aggregate principal amount of 10% senior notes due 2018 (the "Senior Notes") in a private placement pursuant to Rule 144A and Regulation S. The Company issued the Senior Notes under an indenture entered into among the Company, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the "Indenture"). The initial aggregate principal amount of the Senior Notes issued was  $235.0 million.

The Senior Notes mature on June 1, 2018. Interest on the Senior Notes accrues at the rate of 10% per annum and is payable on a semi-annual basis on each June 1 and December 1, commencing December 1, 2011. Before June 1, 2014, the Company may redeem the Senior Notes, in whole or in part, at a price equal to 100% of the principal amount thereof plus a make-whole premium and accrued and unpaid interest, if any, to the date of redemption. In addition, at any time before June 1, 2014, the Company may redeem up to 35% of the aggregate principal amount of the Senior Notes with the net proceeds of certain equity offerings at a price equal to 110% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of redemption, provided at least 65% of the aggregate principal amount of the Senior Notes remains outstanding immediately after such redemption. The Company may also redeem the Senior Notes at any time, in part or in whole, on or after June 1, 2014 at the redemption prices set forth in the Indenture plus accrued and unpaid interest, if any, to the date of redemption.

The Company and all of its domestic restricted subsidiaries have guaranteed the Senior Notes. See Note 13 for supplemental guarantor financial information required by Rule 3-10 of Regulation S-X. The Senior Notes place certain restrictions on the Company including, but not limited to, the Company's ability to incur additional indebtedness or issue preferred stock, pay dividends or make other distributions or repurchase or redeem the Company's stock or subordinated indebtedness, make investments, sell assets and issue capital stock of restricted subsidiaries, incur liens, enter into agreements restricting the ability of the Company's subsidiaries to pay dividends, enter into transactions with affiliates, and consolidate, merge or sell all or substantially all of the Company's assets.

The Company incurred approximately  $6.8 million in deferred financing costs related to the Senior Notes for the period ended September 30, 2011, which are being amortized over the term of the Senior Notes.

New Term Loan Facility

On May 31, 2011, the Company, its parent company and certain of the Company's subsidiaries entered into a new  $350.0 million senior secured term loan B facility (the "New Term Loan Facility"). In addition to providing for term loans of up to  $350.0 million, the New Term Loan Facility also provides for an uncommitted incremental term loan facility of up to  $75.0 million that will be available subject to certain conditions. In general, in the absence of an event of default, the New Term Loan Facility matures on May 31, 2017.

The Company is required to repay installments on the New Term Loan Facility in quarterly principal amounts of  $875,000 beginning on September 30, 2011, with any remaining outstanding amounts payable at maturity in 2017. Borrowings under the New Term Loan Facility accrue interest at (i) for base rate loans, a rate per annum equal to the highest of (a) the federal funds rate in effect on such date plus 0.5% per annum, (b) the variable annual rate of interest then announced by Bank of America as its "prime rate," and (c) the Eurodollar Rate (as defined in the New Term Loan Facility) plus 1.00%, plus, in each case, an applicable margin of 4.0% to 5.0% as set forth in the New Term Loan Facility; and (ii) for Eurodollar Rate Loans (as defined in the New Term Loan Facility) for any interest period, the rate per annum equal to the British Bankers Association LIBOR Rate published by Reuters two business days before such interest period for dollar deposits with a term equivalent to such interest period, subject to a minimum interest rate and a substitute rate in certain circumstances, plus an applicable margin set forth in the New Term Loan Facility. The interest rate at September 30, 2011 was 6.5%.

The New Term Loan Facility is collateralized by (i) a first priority lien on substantially all of the Company's assets, other than the first priority lien collateral securing indebtedness under the Senior Credit Facility described below and assets of the Company's foreign subsidiaries, and (ii) a second priority lien on the first priority lien collateral securing indebtedness under the Senior Credit Facility. In addition, obligations under the New Term Loan Facility are secured by a first priority lien on the Company's equity interests in its domestic subsidiaries and a portion of the Company's equity interests in its foreign subsidiaries. All obligations under the New Term Loan Facility are fully and unconditionally guaranteed by, subject to certain exceptions, each of the Company's existing and future domestic subsidiaries.

The New Term Loan Facility contains customary events of default, including, but not limited to, failure to make payments under the New Term Loan Facility, materially incorrect representations, breaches of covenants (subject to a 30-day grace period after notice in the case of certain covenants), cross-default to other material indebtedness, material unstayed judgments, certain ERISA, bankruptcy and insolvency events, failure of guarantees or security to remain in full force and effect, and changes of control. At September 30, 2011, the Company was in compliance with these restrictions.

The Company incurred approximately  $10.1 million in deferred financing costs related to the New Term Loan Facility which are being amortized over the term of the New Term Loan Facility.

Senior Credit Facility

Since January 31, 2006, the Company has maintained a senior secured revolving credit facility with a syndicate of financial institutions. On August 6, 2007, the Company amended this facility to provide for an increase in the maximum credit facility to  $75.0 million, which included a Canadian dollar sub-facility available to the Company's Canadian subsidiaries for up to  $15.0 million (or the Canadian dollar equivalent). A reserve has been established in the U.S. for the U.S. dollar equivalent of amounts outstanding under the Canadian sub-facility. On October 31, 2007, the Company amended this facility to provide for an increase in the maximum credit facility to  $110.0 million, to provide for an increase in the Canadian dollar sub-facility to  $25.0 million and to amend certain borrowing base limitations. On July 2, 2010, the loan agreement related to this facility was amended and restated to provide for an increase in the maximum credit facility to  $125.0 million.

On May 31, 2011, as part of the Recapitalization Transactions, the loan agreement related to the Senior Credit Facility was amended and restated to provide for a decrease in the maximum credit facility to  $75.0 million and to provide for a decrease in the Canadian dollar sub-facility to  $15.0 million. The Senior Credit Facility also provides the Company's domestic and Canadian subsidiaries with letter of credit sub-facilities. Availability under the Senior Credit Facility is subject to borrowing base limitations for both the U.S. and the Canadian subsidiaries, as defined in the loan agreement. In general, in the absence of an event of default, the Senior Credit Facility matures on May 31, 2016. Under the terms of the Company's lock box arrangement, remittances automatically reduce the revolving debt outstanding on a daily basis and therefore the Senior Credit Facility is classified as a current liability on the accompanying consolidated balance sheets at September 30, 2011 and December 31, 2010. At September 30, 2011, approximately  $2.5 million was outstanding and approximately  $68.7 million was available for additional borrowings under the Senior Credit Facility. At September 30, 2011 there were outstanding letters of credit of approximately  $3.8 million under the Senior Credit Facility.

Under the Senior Credit Facility, in general, interest subsequent to May 31, 2011 accrues on amounts outstanding under the U.S facility at a variable annual rate equal to the U.S. Index Rate (as defined therein) plus 1.25% to 2.0%, depending on the Company's utilization of the Senior Credit Facility, or at the Company's election, at an annual rate equal to the LIBOR Rate (as defined therein) plus 2.25% to 3.0%, depending upon utilization. In general, interest accrues on amounts outstanding under the Canadian sub-facility at a variable rate equal to the Canadian Index Rate (as defined therein) plus 1.25% to 2.0%, depending upon utilization, or at the Company's election, at an annual rate equal to the BA Rate (as defined therein) plus 2.25% to 3.0%, depending upon utilization. The Senior Credit Facility also includes unused facility and letter-of-credit fees which are reflected in interest expense in the accompanying consolidated statements of operations. The weighted average interest rate on borrowings outstanding under the Senior Credit Facility at September 30, 2011 was approximately 4.3%. The Senior Credit Facility also includes unused facility and letter-of-credit fees which are reflected in interest expense in the accompanying consolidated statements of operations.

Under the Senior Credit Facility, in general, interest for the period from January 1, 2011 through May 31, 2011 accrued on amounts outstanding under the U.S. facility at a variable annual rate equal to the U.S. Index Rate (as defined in the prior loan agreement) plus 2.0%, or at the Company's election, at an annual rate equal to the LIBOR Rate (as defined in the prior loan agreement) plus 3.0%. In general, interest accrues on amounts outstanding under the Canadian sub-facility at a variable rate equal to the Canadian Index Rate (as defined in the prior loan agreement) plus 2.0%, or at the Company's election, at an annual rate equal to the BA Rate (as defined in the prior loan agreement) plus 3.0%.

Under the Senior Credit Facility, in general, interest for the three and nine months ended September 30, 2010 accrued on amounts outstanding under the U.S. facility at a variable annual rate equal to the U.S. Index Rate (as defined in the prior loan agreement) plus 0.5% or, at the Company's election, at an annual rate equal to LIBOR plus 1.5% (as defined in the prior loan agreement). Interest accrued on amounts outstanding under the Canadian facility at a variable annual rate equal to the Canadian Index Rate (as defined in the prior loan agreement) plus 0.5% or, at the Company's election, at an annual rate equal to the BA Rate (as defined in the prior loan agreement) plus 1.5%.

The Senior Credit Facility is collateralized by substantially all of the Company's tangible and intangible property (other than real property and equipment). In addition, all of the Company's equity interests in its domestic subsidiaries and a portion of the equity interests in its foreign subsidiaries are pledged to collateralize the Senior Credit Facility.

The Senior Credit Facility contains certain customary affirmative and negative covenants that restrict the Company's and its subsidiaries' ability to, among other things, incur additional indebtedness, grant liens, engage in mergers, acquisitions and asset sales, declare dividends and distributions, redeem or repurchase equity interests, incur contingent obligations, prepay certain subordinated indebtedness, make loans, certain payments and investments and enter into transactions with affiliates. At September 30, 2011, the Company was in compliance with these covenants.

The Company incurred approximately  $817,000 in additional deferred financing costs related to the amendment of the Senior Credit Facility during the period ended September 30, 2011, which are being amortized over the term of the Senior Credit Facility.

Loss on Early Extinguishment of Debt

In May 2011, the Company entered into the New Term Loan Facility and issued the Senior Notes and used a portion of the proceeds to repay the Former Senior Notes and all amounts outstanding under the Senior Credit Facility. In connection with the refinancing transaction, the Company wrote off deferred financing costs of approximately  $11.9 million and paid approximately  $10.2 million in early redemption and consent costs related to the Former Senior Notes.

Former Senior Notes

On January 31, 2006, the Company completed an unregistered private offering of  $220.0 million aggregate principal amount of 11.25% senior notes due 2014. Pursuant to an exchange offer, effective December 22, 2006, the Company exchanged all of the unregistered 11.25% senior notes due 2014 for new 11.25% senior notes due 2014 registered under the Securities Act of 1933 (the "Former Existing Notes").

On September 24, 2010, the Company completed the private placement of  $100.0 million in principal amount of 11.25% senior notes due 2014 (the "Former Additional Notes"). The Company used the proceeds from the offering of the Former Additional Notes and cash on hand to repay a  $100.0 million term loan the Company incurred to fund the purchase price of the EMCS acquisition and to pay certain transaction and integration costs related thereto, as described in more detail below under "Credit and Guaranty Agreement." The Former Additional Notes were issued as additional notes under the indenture pursuant to which the Company issued the Former Existing Notes. The Former Additional Notes were treated as a single series with the Former Existing Notes under the indenture and had the same terms as the Former Existing Notes. The Company completed an offer to exchange registered notes for the Former Additional Notes as required by the terms of a registration rights agreement related to the Former Additional Notes on November 30, 2010. Approximately  $1.0 million in principal amount of 11.25% senior notes due 2014 were not tendered for exchange and remained private unregistered notes. The Former Existing Notes, together with the Former Additional Notes and the private unregistered notes are referred to in this report as the "Former Senior Notes." The Former Senior Notes were repaid during the three months ended June 30, 2011.

Credit and Guaranty Agreement

On July 13, 2010, in connection with the EMCS acquisition, the Company, Exopack Key Holdings, LLC, and certain subsidiaries of the Company, as guarantors, entered into a Credit and Guaranty Agreement (the "Credit Agreement") with Goldman Sachs Lending Partners LLC ("GS Lending Partners"), as Sole Lead Arranger, Sole Lead Bookrunner, Administrative Agent, Syndication Agent and Documentation Agent. The Credit Agreement provided for a term loan of up to  $100.0 million (the "Term Loan"). Immediately prior to the closing of the EMCS acquisition, the Company borrowed the full amount of the Term Loan and used the proceeds for (i) consideration in respect of the EMCS acquisition, (ii) certain transaction costs related to the EMCS acquisition and (iii) up to  $5.0 million of integration costs in connection with the EMCS acquisition. The Company's obligations under the Credit Agreement were guaranteed by the Company's parent and certain subsidiaries of the Company set forth in the Credit Agreement.

The Term Loan was initially funded as a Base Rate Loan (as such term is defined in the Credit Agreement). As a Base Rate Loan, the Term Loan initially bore interest at a rate per annum equal to the Base Rate (as such term is defined in the Credit Agreement), which could not be less than 3.00% per annum, plus a margin of 8.25% per annum. The Company generally had the option under the Credit Agreement to convert all or part of the Term Loan to a Eurodollar Rate Loan. Any Eurodollar Rate Loan would bear interest at a rate per annum equal to the Adjusted Eurodollar Rate (as such term is defined in the Credit Agreement), which would not be less than 2.00% per annum, plus a margin of 9.25% per annum. In each case, interest on the unpaid principal amount of the Term Loan was at no time less than 12.00% per annum.

The Term Loan and related accrued interest was repaid on September 24, 2010 using proceeds received from the Company's 2010 issuance of the Former Senior Notes.

The Company paid  $11.6 million in deferred financing fees related to the Credit Agreement and the 2010 issuance of the Former Senior Notes during the year ended December 31, 2010. These deferred financing fees were transferred to the Former Senior Notes and were written off with the repayment of the Former Senior Notes during the three months ended June 30, 2011.

Lease Transactions

On July 12, 2010, the Company completed an equipment sale/leaseback transaction with a third party that resulted in net proceeds of approximately  $4.9 million, after fees and deposits. These funds were subsequently used to reduce amounts outstanding under the Senior Credit Facility. The Company determined that this lease qualified as a capital lease ("Sale/Leaseback Lease") and, accordingly, recorded a capital lease obligation equal to the present value of the minimum lease payments of approximately  $5.2 million. The lease term is five years with a lease expiration date of July 2015. At September 30, 2011, approximately  $1.7 million in security deposits refundable at lease expiration are included in other assets on the accompanying consolidated balance sheet.

In conjunction with the EMCS acquisition, the Company assumed one lease related to real estate ("EMCS Real Estate Lease") and three leases related to extrusion equipment that the Company determined qualified as capital leases. The Company recorded a total capital lease obligation equal to the present value of the minimum lease payments, or approximately  $9.2 million. The leases expired over various periods with the EMCS Real Estate Lease expiring in May 2019 and the three equipment leases expiring in May 2014, September 2014 and December 2017, respectively. Subsequent to the EMCS acquisition, the Company re-negotiated two of the equipment leases. The remaining equipment lease was canceled and the equipment was purchased by the Company for approximately  $1.5 million. The new equipment lease ("EMCS Equipment Lease") expires in September 2014. At September 30, 2011, approximately  $1.4 million in security deposits refundable at lease expiration are included in other assets in the accompanying consolidated balance sheet.

On September 1, 2011 the Company entered into a lease agreement with a third party related to real estate for the facility located in Thomasville, North Carolina. The Company has determined this lease qualifies as a capital lease ("Thomasville Real Estate Lease") and, accordingly, has recorded a capital lease obligation equal to the present value of the minimum lease payments of approximately  $2.3 million. The lease term is ten years and four months with a lease expiration date of December 31, 2021.

The components of the Company's capital leases are as follows at September 30, 2011.

Original Lease Name	Lease Term	Plant Property & Equipment	Accumulated Depreciation	Net Book Value	Capital Lease Obligation
					Short Term	Long Term	Total
(in thousands of dollars)
Sale/Leaseback Lease	5 years	$5,154	$(1,289)	$3,865	$888	$2,923	$3,811
EMCS Real Estate Lease	9 years	4,446	(178)	4,268	77	4,281	4,358
EMCS Equipment Lease	4 years	3,631	(1,190)	2,441	847	1,924	2,771
Thomasville Real Estate Lease	10.3 years	2,307	(19)	2,288	137	2,160	2,297

Total		$15,538	$(2,676)	$12,862	$1,949	$11,288	$13,237

4. Financing Arrangements

The balances due under debt agreements at December 31, 2010 and 2009 were as follows:

(in thousands of dollars)	2010	2009
Former senior notes	$320,000	$220,000
Senior credit facility	56,906	68,555
Subordinated term loan	33	82
Capital leases	12,377	—

Total debt	389,316	288,637
Less: Current portion	58,815	68,603

Total long-term debt	$330,501	$220,034

Issuance of Senior Notes

On January 31, 2006, the Company completed an unregistered private offering of  $220.0 million aggregate principal amount of 11.25% senior notes due 2014. Pursuant to an exchange offer, effective December 22, 2006, the Company exchanged all of the unregistered 11.25% senior notes due 2014 for new 11.25% senior notes due 2014 registered under the Securities Act of 1933 (the "Existing Notes").

On September 24, 2010, the Company completed the private placement of  $100.0 million in principal amount of 11.25% senior notes due 2014 (the "Additional Notes"). The Company used the proceeds from the offering of the Additional Notes and cash on hand to repay a  $100.0 million term loan the Company incurred to fund the purchase price of the EMCS acquisition and to pay certain transaction and integration costs related thereto, as described in more detail below under "Credit and Guaranty Agreement." The Additional Notes were issued as additional notes under the indenture pursuant to which the Company issued the Existing Notes. The Additional Notes are treated as a single series with the Existing Notes under the indenture and have the same terms as the Existing Notes. The Company completed an offer to exchange registered notes for the Additional Notes as required by the terms of a registration rights agreement related to the Additional Notes on November 30, 2010. Approximately  $1.0 million in principal amount of 11.25% senior notes due 2014 were not tendered for exchange and remain private unregistered notes. The Existing Notes, together with the Additional Notes and the private unregistered notes are referred to in this report as the "Notes."

Interest on the Notes is payable semi-annually in arrears on February 1 and August 1. The Notes mature on February 1, 2014, unless previously redeemed, and the Company will not be required to make any mandatory redemption or sinking fund payment prior to maturity except in connection with a change in ownership or in the event of a sale of certain assets. The Company may redeem all or a portion of the Notes at a redemption price equal to 100.0% of the principal amount of the Notes, plus a premium declining ratably to par (as defined in the indenture), plus accrued and unpaid interest to the date of redemption. The Company has no plans to redeem the Notes at this time.

The Company and all of its domestic restricted subsidiaries have fully and unconditionally guaranteed the Notes, which guarantees are fully secured by the assets of such guarantors. See Note 14 for consolidating financial information required by Rule 3-10 of Regulation S-X. The Notes place certain restrictions on the Company including, but not limited to, the Company's ability to incur additional indebtedness, incur liens, pay dividends, make investments, consummate certain asset sales, enter into certain transactions with affiliates, merge or consolidate with any other person or sell or otherwise dispose of the assets of the Company and its subsidiaries. In connection with the acquisition of EMCS, the Company assumed indebtedness relating to acquired assets, including certain capital lease obligations in the amount of  $9.2 million. Subsequent to the EMCS acquisition and prior to December 31, 2010, the Company re-negotiated the capital lease obligations related to manufacturing equipment assumed as part of the acquisition. As part of the re-negotiation, the Company cancelled one of the capital leases and purchased the asset. As a result of the renegotiation and purchase of one of the previously leased assets, indebtedness relating to acquired assets, including certain capital lease obligations were  $7.8 million at December 31, 2010.

Credit and Guaranty Agreement

On July 13, 2010, in connection with the EMCS acquisition, the Company, Exopack Key Holdings, LLC, and certain subsidiaries of the Company, as guarantors, entered into a Credit and Guaranty Agreement (the "Credit Agreement") with Goldman Sachs Lending Partners LLC ("GS Lending Partners"), as Sole Lead Arranger, Sole Lead Bookrunner, Administrative Agent, Syndication Agent and Documentation Agent. The Credit Agreement provided for a term loan in an amount of up to  $100.0 million (the "Term Loan"). Immediately prior to the closing of the EMCS acquisition, the Company borrowed the full amount of the Term Loan to be used for (i) consideration in respect of the EMCS acquisition, (ii) certain transaction costs related to the EMCS acquisition and (iii) certain integration costs in connection with the EMCS acquisition in an amount not to exceed  $5.0 million. The Company's obligations under the Credit Agreement were guaranteed by the Company's parent and certain subsidiaries of the Company set forth in the Credit Agreement.

The Term Loan was initially funded as a Base Rate Loan (as such term is defined in the Credit Agreement). As a Base Rate Loan, the Term Loan initially bore interest at a rate per annum equal to the Base Rate (as such term is defined in the Credit Agreement), which could not be less than 3.00% per annum, plus a margin of 8.25% per annum. The Company generally had the option under the Credit Agreement to convert all or part of the Term Loan to a Eurodollar Rate Loan. Any Eurodollar Rate Loan would bear interest at a rate per annum equal to the Adjusted Eurodollar Rate (as such term is defined in the Credit Agreement), which would not be less than 2.00% per annum, plus a margin of 9.25% per annum. In each case, interest on the unpaid principal amount of the Term Loan was at no time less than 12.00% per annum.

The Credit Agreement contained certain customary affirmative and negative covenants that restricted the Company's and its subsidiaries' ability to, among other things, incur additional indebtedness, grant liens, engage in mergers, acquisitions and asset sales, declare dividends and distributions, redeem or repurchase equity interests, make loans, certain payments and investments and enter into transactions with affiliates.

Under the Credit Agreement, the Company paid customary closing fees and other fees for a credit facility of this size and type.

The Company paid  $11.6 million in deferred financing fees related to this agreement and the contemplated Additional Notes during the year ended December 31, 2010. These deferred financing fees were transferred to the Additional Notes and will be amortized over the term of the Additional Notes described above. The Term Loan and related accrued interest was repaid on September 24, 2010 using proceeds received from the Company's issuance of the Additional Notes.

Senior Credit Facility

On January 31, 2006, the Company entered into a senior secured revolving credit facility with a syndicate of financial institutions. On August 6, 2007, the Company amended this facility to provide for an increase in the maximum credit facility to  $75.0 million, which included a Canadian dollar sub-facility available to the Company's Canadian subsidiaries for up to  $15.0 million (or the Canadian dollar equivalent). A reserve has been established in the U.S. for the U.S. dollar equivalent of amounts outstanding under the Canadian sub-facility. On October 31, 2007, the Company amended this facility to provide for an increase in the maximum credit facility to  $110.0 million, to provide for an increase in the Canadian dollar sub-facility to  $25.0 million and to amend certain borrowing base limitations. On July 2, 2010, the loan agreement related to this facility was amended and restated to provide for an increase in the maximum credit facility to  $125.0 million (the "Senior Credit Facility"). The Senior Credit Facility also provides the Company's domestic and Canadian subsidiaries with letter of credit sub-facilities. Availability under the Senior Credit Facility is subject to borrowing base limitations for both the U.S. and the Canadian subsidiaries, as defined in the loan agreement. In general, in the absence of an event of default, the Senior Credit Facility matures at the earliest of (a) July 2, 2014 or (b) ninety (90) days prior to the stated maturity of the Notes. Under the terms of the Company's lock box arrangement, remittances automatically reduce the revolving debt outstanding on a daily basis and therefore the Senior Credit Facility is classified as a current liability on the accompanying consolidated balance sheets at December 31, 2010 and 2009. At December 31, 2010, approximately  $56.9 million was outstanding and approximately  $58.0 million was available for additional borrowings under the Senior Credit Facility.

Under the Senior Credit Facility, in general, interest subsequent to July 2, 2010 accrues on amounts outstanding under the U.S. facility at a variable annual rate equal to the U.S. Index Rate (as defined in the loan agreement related to the Company's Senior Credit Facility) plus 2.0%, or at the Company's election, at an annual rate equal to the LIBOR Rate (as defined in the loan agreement related to the Company's Senior Credit Facility) plus 3.0%. In general, interest accrues on amounts outstanding under the Canadian sub-facility at a variable rate equal to the Canadian Index Rate (as defined in the loan agreement related to the Company's Senior Credit Facility) plus 2.0%, or at the Company's election, at an annual rate equal to the BA Rate (as defined in the loan agreement related to the Company's Senior Credit Facility) plus 3.0%. The weighted average interest rate on borrowings outstanding under the Senior Credit Facility at December 31, 2010 was approximately 3.5%. The Senior Credit Facility also includes unused facility and letter-of-credit fees which are reflected in interest expense in the accompanying consolidated statements of operations.

Under the Senior Credit Facility, in general, interest prior to July 2, 2010 accrued on amounts outstanding under the U.S. facility at a variable annual rate equal to the U.S. Index Rate (as defined in the prior loan agreement) plus 0.5% or, upon the Company's prior notice, at an annual rate equal to LIBOR plus 1.5% (as defined in the prior loan agreement). Interest accrued on amounts outstanding under the Canadian facility at a variable annual rate equal to the Canadian Index Rate (as defined in the prior loan agreement) plus 0.5% or, upon the Company's prior notice, at an annual rate equal to the BA Rate (as defined in the prior loan agreement) plus 1.5%.

The Senior Credit Facility is collateralized by substantially all of the Company's tangible and intangible property (other than real property and equipment). In addition, all of the Company's equity interests in its domestic subsidiaries and a portion of the equity interests in its foreign subsidiaries are pledged to collateralize the Senior Credit Facility.

The Senior Credit Facility places certain restrictions on the Company including, but not limited to, the Company's ability to incur additional indebtedness, incur liens, pay dividends, make investments, consummate certain asset sales, enter into certain transactions with affiliates, merge or consolidate with any other person or sell or otherwise dispose of the assets of the Company and its subsidiaries. At December 31, 2010, the Company was in compliance with these restrictions.

The Company incurred approximately  $1.3 million in deferred financing costs related to the amendment of the Senior Credit Facility during the year ended December 31, 2010, which will be amortized over the term of the Senior Credit Facility.

At December 31, 2010, there were outstanding letters of credit of approximately  $4.2 million under the Senior Credit Facility.

Subordinated Term Loans

On August 3, 2006, the Company entered into a subordinated term loan agreement of approximately  $238,000 requiring monthly payments of principal and interest of approximately  $4,000 for a five-year period. The Company has determined interest on the loan using the lender's annual implicit rate of 2.0%. The loan is collateralized by certain machinery and equipment of the Company. At December 31, 2010, approximately  $33,000 is outstanding under this agreement.

Stock Option Plan	9 Months Ended
Sep. 30, 2011
Stock Option Plan [Abstract]
Stock Option Plan

6. Stock Option Plan

In December 2005, CPG's Board of Directors approved the establishment of the 2005 Stock Option Plan of CPG Finance, Inc. (the "2005 Stock Option Plan"), in which officers and certain key employees of the Company are able to participate, and reserved 100,000 shares of CPG's non-voting common shares for the 2005 Stock Option Plan. Under the 2005 Stock Option Plan, options have a term of no longer than ten years and vest ratably over a five year period.

The FASB revised guidance related to share based payments in December of 2004. This guidance requires nonpublic companies that have used the "minimum value method" under the previous guidance for either recognition or pro forma purposes to use the prospective method of the new guidance for transition. The prospective method allows companies to continue to account for previously issued awards that remain outstanding at the date of adopting the new guidance using pre-existing accounting standards and, accordingly, there will be no future material compensation expense related to the options issued in December 2005. The pro forma impact of the December 2005 options would be immaterial for disclosure purposes during 2011 and 2010. The prospective method also requires nonpublic companies to record compensation costs in accordance with the new guidance only for awards issued, modified, repurchased, or cancelled after the effective date. Compensation expense related to options issued subsequent to the adoption of the new guidance is being recorded ratably over the vesting period of five years. CPG issued 4,500 and 11,000 options for the nine months ended September 30, 2011 and September 30, 2010, respectively. The Company recorded stock compensation expense of approximately  $148,000 and  $13,000 during the three months ended September 30, 2011 and 2010, respectively, and approximately  $305,000 and  $206,000 during the nine months ended September 30, 2011 and 2010, respectively. As of September 30, 2011, the total compensation cost related to non-vested awards not yet recognized was approximately  $987,000. This compensation cost is expected to be recognized over the remaining weighted-average period of 2.1 years.

The fair value of options granted during the three and nine months ended September 30, 2011 was estimated using the Black-Scholes pricing model. The estimated fair value of  $52.00 was based on a 10-year weighted-average expected life, a risk-free interest rate of 2.03% and volatility of 40%.

The following tables summarize information about stock options outstanding at September 30, 2011 (there were no stock options exercisable at September 30, 2011).

	Options Outstanding
Exercise Price	Number Outstanding	Weighted-average Remaining Contractual Life
$72	42,400	4.0 years
$130	1,500	4.7 years
$140	4,200	5.3 years
$184	1,550	5.6 years
$163	10,850	6.0 years
$140	5,000	6.4 years
$139	11,000	8.9 years
$198	600	8.9 years
$98	4,500	9.9 years

	81,600	6.0 years

	Options Outstanding	Weighted-average Exercise Price	Aggregate Intrinsic Value	Weighted-average Remaining Contractual Life
Options outstanding at December 31, 2010	80,600	$107.19
Granted	4,500	$98.00
Forfeited	(3,500)	$114.83

Options outstanding at September 30, 2011	81,600	$106.35	—	6.0 years

There were 18,400 options available for grant at September 30, 2011 under the 2005 Stock Option Plan.

Employee Benefit Plans And Other Programs	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Employee Benefit Plans And Other Programs [Abstract]
Employee Benefit Plans And Other Programs

7. Employee Benefit Plans and Other Programs

Defined Benefit Plans

The pension assets and obligations of the Retirement Plan of Exopack, LLC (the "Retirement Plan") and the pension obligations of the Exopack, LLC Pension Restoration Plan for Salaried Employees (the "Restoration Plan") (collectively, the "Pension Plans") were transferred to and assumed by the Company in connection with the acquisition of Exopack in 2005. Substantially all full-time employees of Exopack, LLC hired prior to June 30, 2003 were eligible to participate in the Retirement Plan. The Pension Plans were frozen prior to the acquisition of Exopack in 2005. Accordingly, the employees' final benefit calculation under the Pension Plans was the benefit they had earned under the Pension Plans as of the date the Pension Plans were frozen. This benefit will not be diminished, subject to the terms and conditions of the Pension Plans, which will remain in effect. The Company also sponsors a postretirement benefit plan covering, on a restricted basis, certain Exopack employees pursuant to a collective bargaining agreement.

In conjunction with the EMCS acquisition, the Company assumed a defined benefit pension plan for certain employees at the Menasha, Wisconsin facility. Employees hired prior to March 1, 2010 were eligible to participate in the plan upon completion of 1,000 service hours. This plan was subsequently incorporated into the Retirement Plan of Exopack, LLC.

The components of the net periodic benefit cost for the Pension Plans and the postretirement benefit plan are as follows for the three and nine months ended September 30, 2011 and 2010:

Pension plans

	Three Months Ended		Nine Months Ended
(in thousands of dollars)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Service cost	$87	$—	$305	$—
Interest cost	893	823	2,487	2,469
Expected return on plan assets	(880)	(839)	(2,436)	(2,517)
Amortization of net actuarial losses (gains)	102	30	299	90

Net periodic benefit cost	$202	$14	$655	$42

Postretirement benefit plan

	Three Months Ended		Nine Months Ended
(in thousands of dollars)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Service cost	$6	$6	$18	$18
Interest cost	8	8	24	24
Amortization of net actuarial gains	(4)	(4)	(12)	(12)

Net periodic benefit cost	$10	$10	$30	$30

The Company contributed approximately  $1.8 million and  $518,000, to the Retirement Plan during the three months ended September 30, 2011 and 2010, respectively and approximately  $2.7 million and  $1.1 million during the nine months ended September 30, 2011 and 2010, respectively. Contributions of approximately  $538,000 are expected to be made to the Retirement Plan during the remainder of 2011. At September 30, 2011, the fair value of the assets of the Pension Plans was estimated at  $44.5 million, down from  $47.1 million at December 31, 2010.

Retirement Plan for Employees of Exopack Performance Films, Inc.

On January 29, 2008, the Company adopted the Retirement Plan for employees of Exopack Performance Films, Inc., retroactive to December 1, 2007. Exopack Performance Films' employees at the Whitby location are eligible to participate in the plan. There are two portions of the plan, a defined contribution plan and a savings plan. In the defined contribution plan, contributions are made by the Company only and are based on an age and service formula. The Company contributed approximately  $82,000 and  $91,000 to the defined contribution plan during the three months ended September 30, 2011 and 2010, respectively, and approximately  $241,000 and  $274,000 during the nine months ended September 30, 2011 and 2010, respectively. In addition, employees can contribute to the savings plan and receive a match of 50% on the first 4% the employee defers into the plan. Employer contributions to the savings plan were discontinued as of March 1, 2010 and no further employer contributions will be made to the plan. Accordingly, total expense related to the savings plan was zero for the three months ended September 30, 2011 and 2010, and zero and  $30,000 for the nine months ended September 30, 2011 and 2010, respectively.

Exopack, LLC Savings Plan

The Company has a 401(k) plan, which is a defined contribution plan that covers all full-time employees in the United States. The Company partially matches employee contributions which vest immediately. Expense totaled approximately  $481,000 and  $421,000 for the three months ended September 30, 2011 and 2010, respectively and approximately  $1.5 million and  $1.2 million for the nine months ended September 30, 2011 and 2010, respectively. This significant increase period over period is primarily related to an increase in the employer matching contribution to 3% from 2% effective January 1, 2011.

Deferred Compensation Agreements

The Company has unfunded deferred compensation agreements, assumed in connection with the acquisition of Cello-Foil in 2005. The Company is obligated to provide certain deferred compensation for these Cello-Foil employees over specified periods beginning at age 62. In addition, the Company has agreed to provide certain death benefits for the employees to be paid over a specified period. The Company is accruing its obligations over the estimated period of employment of the individuals to age 62. As of September 30, 2011, the Company had two individuals receiving benefits under the agreements. The deferred compensation liability for these agreements was approximately  $277,000 and  $321,000 at September 30, 2011 and December 31, 2010, respectively (recorded in "other liabilities" in the accompanying consolidated balance sheets). Deferred compensation expense for each of the three and nine months ended September 30, 2011 and 2010 was insignificant.

Management Incentive Compensation Plan

The Company maintains a management incentive compensation plan for eligible management personnel based on both Company and individual performance against pre-defined goals. The plan provides for quarterly cash payments of 66.7% of the quarterly amount earned and 33.3% is accrued and held back for payment once the annual audit is finalized. The Company recognized charges of approximately  $411,000 and  $941,000 for the three months ended September 30, 2011 and 2010, respectively, and approximately  $2.0 million and  $2.2 million for the nine months ended September 30, 2011 and 2010, respectively, for benefits under the management incentive compensation plan.

In conjunction with the EMCS acquisition, the Company assumed a management incentive plan that remained in place until the end of 2010. The Company recognized charges of  $322,000 for the three and nine months ended September 30, 2010 for benefits under this plan.

Option Holder Bonus Agreements

During June 2011, CPG entered into bonus agreements (the "Bonus Agreements") with the employees of the Company who hold options to purchase shares of CPG's common stock. The Bonus Agreements provide for the payment to each employee holding options an amount equal to the dividend amount per share minus the exercise price per share. Following entry into the Bonus Agreements, CPG made cash payments to employees holding vested in-the-money options. Additional payments will be made as the options vest, expire, and upon certain events of termination of the applicable employee's employment or the occurrence of certain change of control events. The Company recognized charges related to these bonus agreements of approximately  $322,000 and  $3.9 million during the three and nine months ended September 30, 2011, respectively.

5. Employee Benefit Plans

The measurement date for defined benefit plan assets and liabilities is December 31, the Company's fiscal year end. A summary of the elements of key employee benefit plans is as follows:

Exopack, LLC Defined Benefit Plans

The pension assets and obligations of the Retirement Plan of Exopack, LLC (the "Retirement Plan") and the pension obligations of the Exopack, LLC Pension Restoration Plan for Salaried Employees (the "Restoration Plan") (collectively, the "Pension Plans") were transferred to and assumed by the Company in connection with the Exopack Acquisition in 2005. Substantially all full-time employees of Exopack, LLC hired prior to June 30, 2003 were eligible to participate in the Retirement Plan. The Pension Plans were frozen prior to the Exopack Acquisition. Accordingly, the employees' final benefit calculation under the Pension Plans was the benefit they had earned under the Pension Plans as of the date the Pension Plans were frozen. This benefit will not be diminished, subject to the terms and conditions of the Pension Plans, which will remain in effect.

In conjunction with the EMCS acquisition, the Company assumed a defined benefit pension plan for certain union employees at the Menasha, Wisconsin facility. Employees hired prior to March 1, 2010 were eligible to participate in the plan upon completion of 1,000 service hours. This plan was subsequently incorporated into the Retirement Plan of Exopack, LLC.

In 2009, the Company adopted FASB guidance related to additional disclosure for employer's accounting for defined benefit, pension and other post retirement plans. The following sets forth the information related to the changes in the benefit obligations of the Pension Plans and change in plan assets of the Retirement Plan and a reconciliation of the funded status of the Pension Plans for the years ended December 31, 2010 and 2009.

(in thousands of dollars)	December 31, 2010	December 31, 2009
Change in benefit obligation
Benefit obligation at beginning of year—January 1	$56,614	$53,737
Service cost	374	—
Interest cost	3,291	3,207
Actuarial loss	5,899	1,142
Benefits paid	(1,666)	(1,472)

Benefit obligation at end of year—December 31	$64,512	$56,614

Change in plan assets
Fair value of plan assets at beginning of year—January 1	$42,187	$33,494
Actual return on plan assets	5,132	8,928
Employer contributions	1,406	1,237
Benefits paid	(1,666)	(1,472)

Fair value of plan assets at end of year—December 31	$47,059	$42,187

Unfunded status of the plan	$(17,453)	$(14,427)

Accumulated and projected benefit obligation—December 31	$64,512	$56,614

(in thousands of dollars)	December 31, 2010	December 31, 2009
Components of net periodic benefit costs
Service cost	$374	$—
Interest cost	3,291	3,207
Expected return on assets	(3,357)	(2,673)
Amortization of net actuarial loss	120	653

Net periodic pension benefit cost	$428	$1,187

Other changes in plan assets and benefit obligations recognized in other comprehensive income
Other comprehensive income at beginning of period—January 1	$6,735	$12,502
Net actuarial loss recognized during the period	(120)	(653)
Net (gain) loss during the period	4,124	(5,113)

Unrecognized other comprehensive income at end of period—December 31	$10,739	$6,736

Total recognized loss (gain) in other comprehensive income	$4,004	$(5,766)

Total recognized in net periodic benefit cost and other comprehensive income	$4,432	$(4,579)

The weighted-average discount rate used to determine the benefit obligation for the Pension Plans at December 31, 2010 and 2009 was 5.40% and 5.90%, respectively. The Company sets its discount rate annually in relationship to movements in published benchmark rates. Benefit accruals in the Pension Plan are either frozen or determined without regard to compensation so no weighted-average rate of compensation increase assumption is used in the determination of benefit obligation.

The accumulated benefit obligation for the Pension Plans was approximately  $64.5 million and  $56.6 million at December 31, 2010 and 2009, respectively. The resulting unfunded pension liability at December 31, 2010 and 2009 was approximately  $17.5 million and  $14.4 million, respectively. The cumulative decrease in other comprehensive income before tax was approximately  $4.0 million for the year ended December 31, 2010.

Components of the net periodic pension benefit cost (income) for the years ended December 31, 2010, 2009 and 2008 are as follows:

(in thousands of dollars)	December 31, 2010	December 31, 2009	December 31, 2008
Components of net periodic benefit costs
Service cost	$374	$—	$—
Interest cost	3,291	3,207	3,110
Expected return on assets	(3,357)	(2,673)	(3,667)
Amortization of net actuarial loss	120	653	—

Net periodic pension benefit cost	$428	$1,187	$(557)

The weighted-average discount rate used to determine the benefit cost for the Pension Plans was 5.90%, 6.10% and 6.00% for the years ended December 31, 2010, 2009 and 2008, respectively. The expected rate of return on plan assets used to determine the benefit cost for the Retirement Plan was 8.0% for each of the years ended December 31, 2010, 2009 and 2008. Based on current global stock market valuations, the Company expects to incur net periodic benefit costs of approximately  $1.6 million in 2011.

The Company expects approximately  $452,000 in accumulated other comprehensive income to be reclassified into net period cost in 2011 related to unrecognized net actuarial gains and losses. There are no unrecognized prior service costs or transition obligations for the Pension Plans at December 31, 2010.

The Company's overall investment strategy is to achieve a mix of investments for long-term growth and near-term benefit payments through diversification of asset types, fund strategies and fund managers. Investment risk is measured on an on-going basis through annual liability measurements, periodic asset/liability studies, and quarterly investment portfolio reviews. The Pension Plans invest in the following major asset categories: equity securities and fixed income securities. At December 31, 2010 and 2009, pension investments did not include any direct investments in the Company's stock or the Company's debt.

The weighted-average allocation of plan assets by asset category for the Retirement Plan at December 31, 2010 and 2009 was as follows:

	2010	2009
Asset category
Equity securities	66.0%	70.0%
Fixed income securities	34.0%	30.0%

	100.0%	100.0%

For the years ended December 31, 2010 and 2009, the Company's targeted allocation, by asset category were 65% for equity securities and 35% for fixed income securities. The Company establishes its weighted-average expected long-term return on plan assets considering various factors, which include the targeted asset allocation percentages, historical return performance and expected future returns.

The following table sets forth, by category and within the fair value hierarchy, the estimated fair value of the Company's pension assets at December 31, 2010:

	Fair Value Measurements at December 31, 2010
	Total	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Asset category
Equity securities:
Mutual funds (1)	$28,945	$28,945	$—	$—
Management money—equity specialty (2)	2,245	—	2,245	—
Fixed income securities:
Mutual funds (3)	14,096	14,096	—
Commingled fund—fixed income specialty (4)	1,773	—	1,773	—

	$47,059	$43,041	$4,018	$—

(1)	This class represents actively traded mutual funds of market equities.
(2)	This class represents a managed account specifically for the pension asset trust that primarily consists of common stocks.
(3)	This class represents actively traded mutual funds of fixed income securities.
(4)	This class represents commingled funds actively managed by investment managers that focuses on fixed income securities.

The following table sets forth benefit payments expected to be paid by the Pension Plans for the period indicated:

(in thousands of dollars)
2011	$2,036
2012	$2,254
2013	$2,468
2014	$2,702
2015	$2,953
In aggregate during five-years thereafter	$18,951

Contributions of approximately  $3.0 million are expected to be made to the Retirement Plan in 2011, and no contributions are expected to be required or made to the Restoration Plan in 2011. At December 31, 2010, the fair value of the assets of the Pension Plans was  $47.1 million, up from  $42.2 million at December 31, 2009. The significant increase was mainly due to the continued rebound in global stock prices that occurred during 2010.

Retirement Plan for Employees for Exopack Performance Films, Inc.

On January 29, 2008, the Company adopted the Retirement Plan for Employees of Exopack Performance Films, Inc., retroactive to December 1, 2007. Exopack Performance Films' employees at the Whitby location are eligible to participate in the plan. There are two portions of the plan, a defined contribution plan and a savings plan. In the defined contribution plan, contributions are made by the Company only, and are based on an age and service formula. The supplemental employer contribution to the defined contribution plan was guaranteed for a two-year period that began on December 1, 2007 and ended on November 30, 2009. The Company contributed a total of approximately  $357,000 and  $933,000 to the defined contribution plan during the years ended December 31, 2010 and 2009, respectively. None of the amount contributed to the defined contribution plan during the year ended December 31, 2010 was related to the supplemental employer contribution as the supplemental portion of the defined contribution plan ended on November 30, 2009. Of the amounts contributed during the year ended December 31, 2009, approximately  $542,000 was related to the guaranteed supplemental employer contribution. In addition, employees can contribute to the savings plan and receive a match of 50% on the first 4% the employee defers to the plan. Employer contributions to the savings plan were discontinued as of March 1, 2010 and no further employer contributions will be made to the plan. Accordingly, total expense related to the savings plan was approximately  $28,000 and  $116,000 for the years ended December 31, 2010 and 2009, respectively. During the two-year transitional period, which ended November 30, 2009, the employees received a contribution of 2% in the savings plan regardless of their savings plan contribution. Total expense for employees who did not participate in the plan was approximately zero and  $44,000 for the years ended December 31, 2010 and 2009, respectively.

Savings Plans for the Companies of Exopack

The Company has a 401(k) plan, which is a defined contribution plan that covers all full-time employees in the United States. The Company partially matches employee contributions which vest immediately. Expense totaled approximately  $1.6 million,  $2.8 million and  $2.9 million for the years ended December 31, 2010, 2009 and 2008, respectively. The significant decrease in 2010 expense compared to 2009 is primarily related to a decrease in the employer matching contribution from 4% to 2% effective January 1, 2010, partially offset by the matching contribution related to the employees from the EMCS acquisition.

Profit-Sharing Plan

The Savings Plans for the Companies of Exopack provide for a profit-sharing contribution for certain employees, which is based on a percentage of income before income taxes (as defined by the plan), as well as current compensation earned by participants and years of service. Profit-sharing expense under these plans for the years ended December 31, 2010, 2009 and 2008 was approximately  $115,000,  $40,000, and  $70,000, respectively. Employees vest in the Company's profit sharing contributions over a six-year period, with 10% vesting per year during the first two years of service and 20% per year thereafter.

Postretirement Benefit Plan

The Company is obligated to provide healthcare benefits on a restricted basis, to certain employees pursuant to a collective bargaining agreement (the "Postretirement Plan").

The following sets forth the information related to the change in the unfunded accumulated benefit obligation for the years ended December 31, 2010 and 2009:

(in thousands of dollars)	December 31, 2010	December 31, 2009
Change in benefit obligation
Benefit obligation at beginning of year—January 1	$543	$466
Service cost	22	23
Interest cost	29	29
Benefits paid	—	—
Actuarial loss (gain)	(6)	25

Benefit obligation at end of year—December 31	$588	$543

Accumulated benefit obligation at the end of year—December 31	$588	$543

Unfunded Status of the Plan	$(588)	$(543)

(in thousands of dollars)	December 31, 2010	December 31, 2009
Components of net periodic benefit costs
Service cost	$22	$23
Interest cost	29	29
Amortization of net actuarial gains	(16)	(15)

Net periodic postretirement benefit cost	$35	$37

Other changes in plan assets and benefit obligations recognized in other comprehensive income
Other comprehensive income at beginning of period—January 1	$(193)	$(233)
Net actuarial gain recognized during the period	16	15
Net (gain) loss during the period	(6)	25

Unrecognized other comprehensive income at end of period—December 31	$(183)	$(193)

Total recognized loss in other comprehensive income	$10	$40

Total recognized in net periodic benefit cost and other comprehensive income	$45	$77

The significant assumptions used to measure the expected cost of benefits are as follows:

Weighted-average assumed health care cost trend rate:

9.0% grading uniformly to 5.0% over an eight-year period for the year ending December 31, 2010.

8.5% grading uniformly to 5.0% over an eight-year period for the years ending December 31, 2009 and 2008

Weighted-average discount rates for obligation:

5.40% at December 31, 2010

5.90% at December 31, 2009

Discount rates for the net periodic benefit cost:

5.90% for the year ended December 31, 2010

6.10% for the year ended December 31, 2009

6.00% for the year ended December 31, 2008

The Company sets its discount rate annually in relationship to movements in published benchmark rates. The ultimate health care cost trend rate of 5% represents the Company's best estimate of the long-term average annual health care cost increase over the duration of the postretirement benefit plan's liabilities.

The effects of a 1% increase or decrease in assumed health care cost trend rates would have an insignificant effect on both the accumulated postretirement benefit obligation for health care benefits at December 31, 2010 and 2009 and the aggregate of net periodic postretirement health and benefit costs for the years ended December 31, 2010, 2009 and 2008.

Components of the net periodic postretirement benefit cost for the years ended December 31, 2010, 2009 and 2008 are as follows:

(in thousands of dollars)	December 31, 2010	December 31, 2009	December 31, 2008
Components of net periodic benefit costs
Service cost	$22	$23	$21
Interest cost	29	29	25
Amortization of net actuarial gains	(16)	(15)	(16)

Net periodic postretirement benefit cost	$35	$37	$30

The Company expects approximately  $10,000 in accumulated other comprehensive income to be reclassified into net period cost in 2011 related to unrecognized actuarial gains. There are no unrecognized prior service costs or transition obligations for the Postretirement Plan at December 31, 2010. The Company expects to incur net periodic benefit costs of approximately  $40,000 in 2011.

The following table sets forth benefit payments expected to be paid for the periods indicated:

(in thousands of dollars)
2011	$15
2012	$27
2013	$39
2014	$43
2015	$47
In aggregate for the five-years thereafter	$341

Other than Company contributions to fund annual benefit payments, no other contributions are expected to be required or made to fund the postretirement benefit obligation in 2011.

Stock Option Plan

In December 2005, CPG's Board of Directors approved the establishment of the 2005 Stock Option Plan of CPG Finance, Inc. (the "2005 Stock Option Plan"), in which officers and certain key employees of the Company are able to participate, and reserved 100,000 shares of CPG's non-voting common shares for the 2005 Stock Option Plan. Under the 2005 Stock Option Plan, options have a term of no longer than 10 years and vest ratably over a five-year period.

The FASB revised guidance related to share-based payments in December of 2004. This guidance requires nonpublic companies that have used the "minimum value method" under the previous guidance for either recognition or pro forma purposes to use the prospective method of the new guidance for transition. The prospective method allows companies to continue to account for previously issued awards that remain outstanding at the date of adopting the new guidance using pre-existing accounting standards and, accordingly, there will be no material compensation expense related to the options issued in December 2005. The pro forma impact of the December 2005 options would be immaterial for disclosure purposes during 2010, 2009 and 2008. The prospective method also requires nonpublic companies to record compensation cost in accordance with the guidance only for awards issued, modified, repurchased, or cancelled after the effective date. Compensation expense related to options issued subsequent to the adoption of the revised guidance is being recorded ratably over the vesting period of five years. The CPG Board granted 11,600 options to certain of the Company's officers and key employees during the year ended December 31, 2010. The CPG Board did not issue any options during the year ended December 31, 2009. The CPG Board granted 23,550 options to certain of the Company's officers and key employees during the year ended December 31, 2008. The Company recorded related compensation expense of approximately  $291,000,  $419,000 and  $616,000 during the years ended December 31, 2010, 2009 and 2008, respectively. As of December 31, 2010, the total compensation cost related to non-vested awards not yet recognized was approximately  $1.5 million. This compensation cost is expected to be recognized over the remaining weighted-average vesting period of 2.5 years.

The following table summarizes information about stock options outstanding at December 31, 2010 (there were zero shares exercisable at December 31, 2010):

	Options Outstanding
Exercise Price	Number Outstanding	Weighted-average Remaining Contractual Life
$72	44,000	4.8 years
$130	1,500	5.5 years
$140	5,200	6.0 years
$184	1,550	6.4 years
$163	11,750	6.7 years
$140	5,000	7.1 years
$139	11,000	9.6 years
$198	600	9.7 years

	80,600	6.5 years

	Options Outstanding	Weighted-average Exercise Price	Aggregate Intrinsic Vale	Weighted-average Remaining Contractual Life
Options outstanding at December 31, 2009	76,400	$102.17
Granted	11,600	$142.05
Forfeited	(7,400)	$110.04

Options outstanding at December 31, 2010	80,600	$107.19	$13.4 million	6.5 years

There were 19,400 options available for grant at December 31, 2010 under the 2005 Stock Option Plan.

Deferred Compensation Agreements

The Company has unfunded deferred compensation agreements, assumed in connection with the Cello-Foil acquisition. The Company is obligated to provide certain deferred compensation for these Cello-Foil employees over specified periods beginning at age 62. In addition, the Company has agreed to provide certain death benefits for the employees to be paid over a specified period. The Company is accruing its obligations over the estimated period of employment of the individuals to age 62. As of December 31, 2010 and 2009, the Company had two individuals under the agreements that were receiving benefits. The deferred compensation liability for these agreements was approximately  $321,000 and  $377,000 at December 31, 2010 and 2009, respectively (recorded in "other liabilities" in the accompanying consolidated balance sheets). Deferred compensation expense for the years ended December 31, 2010, 2009 and 2008 was insignificant.

Other Benefit Plans

The Company maintains a management incentive compensation plan that provides annual cash awards to eligible management personnel based on both Company and business unit performance against pre-defined targets. The Company recognized charges of approximately  $3.2 million,  $4.3 million and  $957,000 for benefits under the management incentive compensation plan for the years ended December 31, 2010, 2009 and 2008, respectively.

In conjunction with the EMCS acquisition, the Company assumed a management incentive compensation plan that remained in place through the end of 2010. The Company recognized charges of approximately  $596,000 for the year ended December 31, 2010 for benefits under this management incentive compensation plan.

Severance Expenses	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Severance Expenses [Abstract]
Severance Expenses

8. Severance Expenses

During the three and nine months ended September 30, 2011 and 2010, the Company terminated the employment of certain employees and eliminated their positions. During the three months ended March 31, 2010, the Company also extended a voluntary early retirement option to certain salaried employees and a voluntary separation option to certain hourly employees at one of its consumer food and specialty packaging segment facilities. In connection with these terminations, the Company recorded employee termination costs of approximately  $646,000 and  $292,000 for the three months ended September 30, 2011 and 2010, respectively, and approximately  $1.1 million and  $2.5 million for the nine months ended September 30, 2011 and 2010, respectively. The amounts were included in "Selling, general and administrative expenses" in the consolidated statements of operations. Approximately  $419,000 in severance was accrued at December 31, 2010. Of these amounts, the Company paid approximately  $1.0 million through September 30, 2011, and approximately  $485,000 remained accrued for employee termination benefits at September 30, 2011, which the Company expects will primarily be paid in 2011.

7. Severance Expenses and Exit and Disposal Activities

Severance Expenses

During the years ended December 31, 2010, 2009 and 2008, the Company terminated certain employees and eliminated their positions. During 2010 and 2009, the Company also extended a voluntary early retirement option to certain salaried employees and a voluntary separation option to certain hourly employees at one of its consumer food and specialty packaging segment facilities. In connection with these terminations the Company recorded employee termination costs of approximately  $2.7 million,  $3.1 million (excluding severance costs associated with the closure of a facility discussed below) and  $2.0 million for the years ended December 31, 2010, 2009 and 2008, respectively, which were included in "Selling, general and administrative expenses" in the consolidated statements of operations. Of the approximately  $2.0 million in severance accrued at December 31, 2009 and approximately  $2.7 million in costs incurred in 2010, the Company paid approximately  $4.3 million through December 31, 2010, so that approximately  $419,000 remained accrued for employee termination benefits at December 31, 2010, which will be paid in 2011.

Exit and Disposal Activities

In accordance with FASB guidance related to accounting for costs associated with exit and disposal activities, the Company recognizes a liability for exit or disposal activities when the related costs are incurred.

During the year ended December 31, 2008, the Company consolidated the operations of one of its Canadian consumer food and specialty packaging facilities from two buildings into one building. In conjunction with the consolidation and subsequent sublease of the building to a third party, the Company recorded a discounted lease obligation of approximately  $567,000 during the year ended December 31, 2008. This charge is reflected in "Selling, general and administrative expenses" in the consolidated statement of operations for the year ended December 31, 2008. There were no exit costs incurred related to this facility during the years ended December 31, 2010 or 2009. The Company remains obligated to make payments under a facility lease through August 2015 and, in April 2009, the Company began receiving sublease income to help mitigate the cost of the remaining lease obligation. The remaining lease obligation related to this facility of approximately  $416,000 is reflected in the consolidated balance sheet as of December 31, 2010.

During the year ended December 31, 2007, the Company ceased using a significant portion of one of its leased Canadian consumer food and specialty packaging facilities and recorded a charge to pre-tax earnings of approximately  $699,000 for the pro-rata portion of the remaining lease payments to be made through the lease term ending December 2009 for the unused area of the facility. The Company did not renew the lease on this facility upon its expiration in December of 2009 and there was no remaining lease obligation related to this facility as of December 31, 2009. During the year ended December 31, 2009, the Company recorded  $831,000 in closure costs, of which  $378,000 was recorded in the fourth quarter, including  $404,000 in severance costs related to the closure of this facility and this charge is reflected in "Selling, general and administrative expenses" in the consolidated statement of operations for the year ended December 31, 2009. There were no exit costs incurred related to this facility during the year ended December 31, 2010. There was no remaining severance liability related to this closed facility as of December 31, 2010.

Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Contingencies [Abstract]
Contingencies

9. Contingencies

From time to time, the Company becomes party to legal proceedings and administrative actions, which are of an ordinary or routine nature, incidental to the operations of the Company. Although it is difficult to predict the outcome of any legal proceeding, in the opinion of the Company's management, such proceedings and actions should not, individually or in the aggregate, have a material adverse effect on the Company's consolidated financial condition, results of operations or cash flows.

8. Commitments and Contingencies

Operating Leases

The Company leases certain land, buildings, equipment, vehicles, warehouses, and office space under the terms of non-cancelable operating leases which expire through the year 2023.

Future annual payments on the operating leases as of December 31, 2010 are as follows:

(in thousands of dollars)
Year Ending December 31
2011	$9,534
2012	8,695
2013	7,323
2014	5,746
2015	3,432
2016 and thereafter	7,628

Total	$42,358

Rent expense for all operating leases amounted to approximately  $9.7 million,  $8.7 million and  $7.9 million (excluding the provision for future rental costs related to the exit from certain leased facilities) for the years ended December 31, 2010, 2009 and 2008, respectively.

Capital Leases

The Company leases certain buildings and equipment under the terms of non-cancelable capital leases which expire through the year 2019.

Future annual payments on the capital leases as of December 31, 2010 are as follows:

(in thousands of dollars)
Year Ending December 31
2011	$2,859
2012	2,684
2013	2,684
2014	2,420
2015	1,096
2016 and thereafter	5,030
Interest portion	(4,396)

Total	$12,377

See Note 15 for additional information on the Company's lease transactions.

Purchase Commitments

The Company was obligated under an agreement through December 31, 2009 with its major ink supplier to purchase annually the greater of  $4.0 million of ink or 90% of all ink purchases by the Company from this supplier subject to certain rebates. This agreement expired on December 31, 2009 and was subsequently extended until June 30, 2010. A new agreement, which is in the process of being executed, covers the period from July 1, 2010 through December 31, 2012 and obligated the Company to purchase the greater of approximately  $10.1 million or 90% of all ink purchases by the Company from the supplier subject to certain rebates. For the years ended December 31, 2010, 2009 and 2008, the Company purchased approximately  $9.1 million,  $5.7 million and  $7.6 million, respectively, of ink from this supplier.

Capital Project Commitments Related to Property, Plant and Equipment

At December 31, 2010, the Company has various capital projects related to property, plant and equipment in progress with approximately  $23.9 million in future estimated costs to complete the projects.

Legal Proceedings

From time to time, the Company becomes party to legal proceedings and administrative actions, which are of an ordinary or routine nature, incidental to the operations of the Company. Although it is difficult to predict the outcome of any legal proceeding, in the opinion of the Company's management, such proceedings and actions should not, individually or in the aggregate, have a material adverse effect on the Company's consolidated financial condition, results of operations or cash flows.

Comprehensive Income (Loss)	9 Months Ended
Sep. 30, 2011
Comprehensive Income (Loss) [Abstract]
Comprehensive Income (Loss)

10. Comprehensive Income (Loss)

The components of comprehensive income (loss) are as follows for the three and nine months ended September 30, 2011 and 2010:

	Three Months Ended		Nine Months Ended
(in thousands of dollars)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Net Loss	$(1,569)	$(517)	$(16,056)	$(3,394)
Translation adjustment	(1,726)	825	(952)	349

Comprehensive Loss	$(3,295)	$308	$(17,008)	$(3,045)

The following table summarizes the components of accumulated other comprehensive loss and the changes in accumulated other comprehensive loss for the nine months ended September 30, 2011:

(in thousands of dollars)	Foreign Currency Translation Adjustments	Pension and Post Retirement Plans Liability	Cumulative Tax Effect on Liability	Accumulated Comprehensive Income (Loss)
Balances at December 31, 2010	$(315)	$(10,556)	$3,776	$(7,095)
Year-to date net change	(952)	—	—	(952)

Balances at September 30, 2011	$(1,267)	$(10,556)	$3,776	$(8,047)

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

11. Related Party Transactions

Fees Related to Management and Consulting Services

In 2005, the Company entered into a management services agreement with Sun Capital Partners Management IV, LLC, an affiliate of Sun Capital ("Sun Capital Management"). The management services agreement was amended on January 31, 2006. Pursuant to the terms of the agreement, as amended, Sun Capital Management has provided and will provide the Company with certain financial and management consulting services, subject to the supervision of the Company's Board of Directors. In exchange for these services, the Company will pay Sun Capital Management an annual management fee equal to the greater of  $1.0 million or 2% of EBITDA (as defined in the management services agreement). On May 31, 2011, the management services agreement was replaced with a new consulting agreement (the "consulting agreement"), which will terminate on May 31, 2021. Pursuant to the terms of the consulting agreement, Sun Capital Management has provided and will provide the Company with certain financial and management consulting services, subject to the supervision of the Company's Board of Directors. In exchange for these services, the Company will pay Sun Capital Management an annual consulting fee equal to the greater of  $3.0 million or 6% of EBITDA (as defined in the consulting agreement), not to exceed  $6.0 million annually.

The Company incurred management and consultant fees and other related expenses under the management services and the consulting agreements of approximately  $1.5 million and  $576,000 during the three months ended September 30, 2011 and 2010, respectively, and approximately  $3.0 million and  $1.3 million during the nine months ended September 30, 2011 and 2010, respectively. Such fees are reflected in "Selling, general and administrative expenses" in the accompanying consolidated statements of operations.

The Company incurred approximately  $12,000 for certain additional consulting fees from Sun Capital Management during each of the three months ended September 30, 2011 and 2010, and approximately  $40,000 and  $38,000 during the nine months ended September 30, 2011 and 2010, respectively.

Fees Related to Transactions

In addition to the above fees, in connection with any consulting services provided to the Company, its subsidiaries, or its stockholders with respect to certain corporate events, including, without limitation, refinancing, restructurings, equity or debt offerings, acquisitions, mergers, consolidations, business combinations, sales and divestitures, Sun Capital Management is entitled to 1.0% of the aggregate consideration paid (including liabilities assumed) in connection with the applicable corporate event as well as any customary and reasonable fees. The Company will also reimburse Sun Capital Management for all out-of-pocket expenses incurred in the performance of the services under the consulting agreement. The Company incurred management fees and other related expenses under the consulting agreement of approximately  $1.6 million associated with the Recapitalization Transactions during the nine months ended September 30, 2011. These fees are included in "deferred financing costs" in the accompanying consolidated balance sheet. The Company incurred approximately  $938,000 in management services under the agreement for management services related to the EMCS acquisition for the nine months ended September 30, 2010. In addition, the Company incurred approximately  $234,000 in reimbursable expenses related to the EMCS acquisition during the nine months ended September 30, 2010, which were reimbursed during the second quarter of 2010. These fees are reflected in "selling, general, and administrative expenses" in the accompanying consolidated statements of operations.

Dividends Paid

As a result of the Recapitalization Transactions, a dividend of  $150.0 million was paid to an affiliate of Sun Capital on May 31, 2011.

10. Related Party Transactions

Transactions with Affiliates of Sun Capital

In 2005, the Company entered into a management services agreement with Sun Capital Partners Management IV, LLC, an affiliate of Sun Capital ("Sun Capital Management"). The management services agreement was amended on January 31, 2006. Pursuant to the terms of the agreement, as amended, Sun Capital Management has provided and will provide the Company with certain financial and management consulting services, subject to the supervision of the Company's Board of Directors. In exchange for these services, the Company will pay Sun Capital Management an annual management fee equal to the greater of  $1.0 million or 2% of EBITDA (as defined in the agreement).

In addition to this general management fee, in connection with any management services provided to the Company, its subsidiaries, or its stockholders with respect to certain corporate events, including, without limitation, refinancing, restructurings, equity or debt offerings, acquisitions, mergers, consolidations, business combinations, sales and divestitures, Sun Capital Management is entitled to 1.0% of the aggregate consideration paid (including liabilities assumed) in connection with the applicable corporate event as well as any customary and reasonable fees. During the year ended December 31, 2010, the Company incurred approximately  $938,000 in management services under the agreement for management services related to the EMCS acquisition. The Company will also reimburse Sun Capital Management for all out-of-pocket expenses incurred in the performance of services under the agreement. During the year ended December 31, 2010, the Company incurred approximately  $234,000 in reimbursable expenses related to the EMCS acquisition. No such expenses were incurred during the years ended December 31, 2009 and 2008 under this portion of the agreement.

During the years ended December 31, 2010, 2009 and 2008, the Company incurred management fees and other related expenses under the management services agreement of approximately  $1.9 million,  $1.4 million and  $1.5 million, respectively.

The Company incurred approximately  $47,000,  $56,000 and  $73,000 for the years ending December 31, 2010, 2009 and 2008, respectively, for certain consulting fees from Sun Capital Management.

Segments and Significant Customers	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segments and Significant Customers [Abstract]
Segments and Significant Customers	12. Segments and Significant Customers

Segments

The Company identifies its reportable segments in accordance with FASB guidance for disclosures about segments of an enterprise and related information, by reviewing the nature of products sold, nature of the production processes, type and class of customer, methods to distribute product and nature of regulatory environment. While all of these factors were reviewed, the Company believes that the most significant factors for the Company are the nature of its products, the nature of the production process and the type of customers served.

The Company's operations consist of four reportable segments: (i) pet food and specialty packaging, (ii) consumer food and specialty packaging, (iii) performance packaging and (iv) coated products. The pet food and specialty packaging segment produces products used in applications such as pet food, lawn and garden, charcoal, and popcorn packaging. The consumer food and specialty packaging segment produces products used in applications such as fresh meat, natural cheese and dairy foods, beverages, personal care, frozen foods, confectionary, breakfast foods, and films. The performance packaging segment produces products used in applications such as building materials, chemicals, agricultural products and food ingredient packaging. The coated products segment produces precision coated films, foils, fabrics and other substrates for imaging, electronics, medical and optical technologies.

The EMCS acquisition, which primarily includes meat and cheese packaging products, is included in the consumer food and specialty packaging segment for the three and nine months ended September 30, 2011 and the three months ended September 30, 2010.

The Company evaluates performance based on profit or loss from operations. During the three and nine months ended September 30, 2011 and 2010, segment data includes a charge allocating certain corporate costs to each of its segments, as summarized in the table below:

	Three Months Ended		Nine Months Ended
(in thousands of dollars)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Pet food and specialty packaging	$1,263	$1,534	$4,124	$4,749
Consumer food and specialty packaging	2,245	2,657	6,923	5,264
Performance packaging	1,178	1,288	3,947	3,794

Total allocations	$4,686	$5,479	$14,994	$13,807

Certain prior year amounts related to the consumer food and specialty packaging segment have been reclassified for comparability to the current year presentation which reflects the EMCS integration of personnel into corporate departments.

Due to the autonomy of the coated products segment in relation to the other segments, no corporate costs were allocated to this segment during the three or nine months ended September 30, 2011 or 2010.

While sales and transfers between segments are recorded at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computations of segment operating income. Intercompany profit is eliminated in consolidation and is not significant for the periods presented.

Corporate operating losses consist principally of certain unallocated corporate costs.

The table below presents information about the Company's reportable segments for the three and nine months ended September 30, 2011 and 2010.

	Three Months Ended		Nine Months Ended
(in thousands of dollars)	September 30, 2011	September 30, 2010	September 30, 2011	September 30, 2010
Revenues from external customers:
Pet food and specialty packaging	$58,972	$59,869	$175,351	$172,306
Consumer food and specialty packaging	98,637	93,746	296,960	209,091
Performance packaging	41,370	42,167	129,940	130,044
Coated products	20,665	20,907	61,641	57,766

Total	$219,644	$216,689	$663,892	$569,207

Intersegment revenues:
Pet food and specialty packaging	$1,237	$67	$2,897	$177
Consumer food and specialty packaging	4,696	3,888	15,077	14,477
Performance packaging	136	346	566	576
Coated products	—	—	—	—

Total	$6,069	$4,301	$18,540	$15,230

Operating income:
Pet food and specialty packaging	$6,174	$6,780	$20,931	$18,126
Consumer food and specialty packaging	8,520	6,621	26,229	10,572
Performance packaging	2,247	3,313	6,569	9,917
Coated products	3,442	3,746	9,817	8,514
Corporate	(9,626)	(10,444)	(30,524)	(25,618)

Total	10,757	10,016	33,022	21,511
Interest expense—Corporate	12,976	10,922	36,572	25,053
Loss on early extinguishment of debt	—	—	22,051	—
Other income, net	(96)	(96)	(150)	(897)

Loss before income taxes	$(2,123)	$(810)	$(25,451)	$(2,645)

Significant Customers

No customer accounted for more than 10% of the Company's net sales during the nine months ended September 30, 2011 and 2010. One customer, primarily within the Company's pet food and specialty segment, accounted for 11.5% and 10.9% of the Company's total accounts receivable at September 30, 2011 and December 31, 2010, respectively.

11. Segments

The Company identifies its reportable segments in accordance with FASB guidance for disclosures about segments of an enterprise and related information, by reviewing the nature of products sold, nature of the production processes, type and class of customer, methods to distribute product and nature of regulatory environment. While all of these factors were reviewed, the Company believes that the most significant factors are the nature of its products, the nature of the production process and the type of customers served.

Prior to the Company's fourth quarter of 2008, the Company determined that it operated in two reportable segments. After the 2007 acquisitions of EAC and EPF, the Company began integration of these acquired businesses and during 2008 reassessed its segment reporting. As of the fourth quarter of 2008, the Company determined that its operations consisted of three reportable segments: (i) paper packaging, (ii) plastic packaging and films, and (iii) coated products. Effective July 1, 2009, the Company implemented an internal organizational change to move from a concentration on product lines to a concentration on markets. As a result of this change, the Company reassessed its segment reporting in the third quarter of 2009 and determined that its operations consist of four reportable segments: (i) pet food and specialty packaging, (ii) consumer food and specialty packaging, (iii) performance packaging and (iv) coated products. The pet food and specialty packaging segment produces products used in applications such as pet food, lawn and garden, charcoal, and popcorn packaging. The consumer food and specialty packaging segment produces products used in applications such as fresh meat, natural cheese and dairy foods, beverages, personal care, frozen foods, confectionary, breakfast foods, and films. The performance packaging segment produces products used in applications such as building materials, chemicals, agricultural products and food ingredient packaging. The coated products segment produces precision coated films, foils, fabrics and other substrates for imaging, electronics, medical and optical technologies.

The EMCS acquisition, which primarily includes meat and cheese packaging products, is included in the consumer food and specialty packaging segment for the year ended December 31, 2010.

Identifiable assets by reportable segment include only those assets that are specifically identified with each segment's operations. Corporate assets include primarily certain cash held at the corporate level, deferred financing costs, income tax assets, certain non-trade receivables, capitalized software costs, corporate property, and the carrying amount of indefinite-lived trade names acquired in the Exopack Acquisition.

The Company evaluates performance based on profit or loss from operations. During the years ended December 31, 2010, 2009 and 2008 segment data includes a charge allocating certain corporate costs to each of its operating segments, as summarized in the table below:

(in thousands of dollars)	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
Pet food and specialty packaging	$6,146	$4,584	$3,794
Consumer food and specialty packaging	5,330	9,487	8,724
Performance packaging	5,025	5,036	5,363

Total allocations	$16,501	$19,107	$17,881

Due to the autonomy of the coated products segment in relation to the other segments, no corporate costs were allocated to the coated products segment during the years ended December 31, 2010, 2009 and 2008.

While sales and transfers between segments are recorded at cost plus a reasonable profit, the effects of intersegment sales are excluded from the computations of segment operating income. Intercompany profit is eliminated in consolidation and is not significant for the periods presented.

Corporate operating losses consist principally of certain unallocated corporate costs.

The accounting policies for the individual segments are the same as the Company's general accounting policies discussed in Note 2.

The table below presents information about the Company's reportable segments for the years ended December 31, 2010, 2009 and 2008.

(in thousands of dollars)	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
Revenues from external customers:
Pet food and specialty packaging	$231,933	$233,195	$267,520
Consumer food and specialty packaging	304,382	211,082	236,152
Performance packaging	171,616	163,641	202,213
Coated products	77,155	65,815	75,847

Total	$785,086	$673,733	$781,732

Intersegment revenues:
Pet food and specialty packaging	$310	$1,612	$1,693
Consumer food and specialty packaging	18,538	19,012	10,053
Performance packaging	708	1,270	1,896
Coated products	—	—	—

Total	$19,376	$21,894	$13,642

Operating income (loss):
Pet food and specialty packaging	$24,423	$26,051	$27,245
Consumer food and specialty packaging	18,671	4,197	2,706
Performance packaging	12,122	9,861	13,240
Coated products	11,750	5,523	5,981
Corporate	(32,539)	(24,557)	(24,143)
Total	34,427	21,075	25,029
Interest expense—Corporate	36,379	28,592	30,991
Other expense (income), net	(1,035)	(468)	1,371

Loss before income taxes	$(917)	$(7,049)	$(7,333)

Identifiable assets:
Pet food and specialty packaging	$139,488	$136,207	$143,885
Consumer food and specialty packaging	236,714	124,862	123,739
Performance packaging	110,887	112,843	123,892
Coated products	44,078	41,302	41,738
Corporate	78,641	66,250	65,378

Total	$609,808	$481,464	$498,632

Depreciation and amortization:
Pet food and specialty packaging	$7,826	$6,757	$6,500
Consumer food and specialty packaging	12,791	7,905	7,282
Performance packaging	6,797	6,089	6,013
Coated products	2,250	2,224	2,443
Corporate	4,072	2,480	2,266

Total	$33,736	$25,455	$24,504

Capital expenditures:
Pet food and specialty packaging	$2,980	$10,413	$5,587
Consumer food and specialty packaging	17,226	9,474	4,245
Performance packaging	1,835	5,046	7,240
Coated products	1,274	934	1,494
Corporate	1,681	554	583

Total	$24,996	$26,421	$19,149

The following geographic information represents the Company's net sales based on product shipment location for the years ended December 31, 2010, 2009 and 2008 and total long-lived assets based on physical location at December 31, 2010 and 2009:

Net Sales to Unaffiliated Customers

(in thousands)	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
United States	$678,674	$571,143	$648,033
United Kingdom	36,471	32,934	39,159
Canada	69,941	69,656	94,540

	$785,086	673,733	781,732

Total Property Plant and Equipment

(in thousands)	2010	2009
United States	$191,646	$149,429
Canada	16,775	18,451
United Kingdom	5,872	6,175

	$214,293	$174,055

There were no individual customers that accounted for more than 10% of the Company's net sales during the year ended December 31, 2010. One customer accounted for 11.5% and 11.8% of the Company's net sales during the years ended December 31, 2009 and 2008, respectively. One customer, primarily within the Company's pet food and specialty segment, accounted for 10.9% and 12.0% of total accounts receivable as of December 31, 2010 and 2009, respectively.

Supplemental Guarantor Financial Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Supplemental Guarantor Financial Information [Abstract]
Supplemental Guarantor Financial Information

13. Supplemental Guarantor Financial Information

The Senior Notes are jointly, severally, fully and unconditionally guaranteed by the Company's domestic restricted subsidiaries. Each guarantor subsidiary is 100% owned, directly or indirectly, by the Company within the meaning of Rule 3-10(h) of Regulation S-X. The Senior Notes include a provision which allows for a guarantor subsidiary to be released of any obligation under the subsidiary guarantee under certain conditions. These conditions include the sale or other disposition of all or substantially all of the guarantor subsidiary's assets, the sale or other disposition of all the Capital Stock of the guarantor subsidiary, change in the designation of any restricted subsidiary as an unrestricted subsidiary by the Company, or upon legal defeasance or satisfaction and discharge of the Senior Notes. Following are consolidating financial statements of the Company, including the guarantors, provided pursuant to Rule 3-10 of Regulation S-X in lieu of separate financial statements of each subsidiary guaranteeing the Senior Notes.

The following consolidating financial statements present the balance sheets as of September 30, 2011 and December 31, 2010, the statements of operations for the three and nine months ended September 30, 2011 and 2010, and the statements of cash flows for the nine months ended September 30, 2011 and 2010, of (i) Exopack Holding Corp. (the "Parent"), (ii) the domestic subsidiaries of Exopack Holding Corp. (the "Guarantor Subsidiaries"), (iii) the foreign subsidiaries of Exopack Holding Corp. (the "Nonguarantor Subsidiaries"), and (iv) the eliminations necessary to arrive at the information for the Company on a consolidated basis. The Parent and the Guarantor Subsidiaries have each reflected investments in their respective subsidiaries under the equity method of accounting. There are no restrictions limiting transfers of cash from Guarantor Subsidiaries and Nonguarantor Subsidiaries to the Parent. The consolidating financial statements should be read in conjunction with the accompanying consolidated financial statements of the Company.

CONSOLIDATING BALANCE SHEET AS OF SEPTEMBER 30, 2011

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash	$—	$72	$1,239	$—	$1,311
Trade accounts receivable (net of allowance for uncollectible accounts of $1,294)	—	81,857	16,140	—	97,997
Other receivables	—	2,547	582	—	3,129
Inventories	—	96,020	14,549	—	110,569
Deferred income taxes	—	3,540	59	—	3,599
Prepaid expenses and other current assets	—	3,066	1,069	—	4,135

Total current assets	—	187,102	33,638	—	220,740
Property, plant, and equipment, net	—	196,444	24,952	—	221,396
Deferred financing costs, net	6,465	11,341	—	—	17,806
Intangible assets, net	—	89,565	567	—	90,132
Goodwill	—	68,943	706	—	69,649
Investment in subsidiaries	(10,970)	13,879	—	(2,909)	—
Intercompany receivables	35,640	27,767	(2,907)	(60,500)	—
Other assets	—	8,709	149	—	8,858

Total assets	$31,135	$603,750	$57,105	$(63,409)	$628,581

Liabilities and Stockholder's (Deficit) Equity
Current liabilities
Revolving credit facility and current portion of long-term debt and capital leases	$—	$5,449	$2,531	$—	$7,980
Accounts payable	—	69,605	11,068	—	80,673
Accrued liabilities	7,834	28,953	2,171	—	38,958
Income taxes payable	—	(73)	983	—	910

Total current liabilities	7,834	103,934	16,753	—	128,521

Long-term liabilities
Long-term debt, less current portion	235,000	345,625	—	—	580,625
Capital lease obligations, less current portion	—	11,288	—	—	11,288
Deferred income taxes	(64,947)	86,018	1,207	—	22,278
Intercompany payables	(20,044)	55,818	24,726	(60,500)	—
Other liabilities	—	12,037	540	—	12,577

Total long-term liabilities	150,009	510,786	26,473	(60,500)	626,768

Commitments and contingencies
Stockholder's (deficit) equity
Preferred stock, par value, $0.001 per share—100,000 shares authorized, no shares issued and outstanding	—	—	—	—	—
Common stock, par value, $0.001 per share—2,900,000 shares authorized, 1 share issued and outstanding	—	—	—	—	—
(Distributions in excess of) Additional paid-in capital	(76,174)	(76,174)	30,095	46,079	(76,174)
Accumulated other comprehensive (loss) income, net	(8,047)	(8,047)	(2,091)	10,138	(8,047)
Accumulated deficit	(42,487)	73,251	(14,125)	(59,126)	(42,487)

Total stockholder's (deficit) equity	(126,708)	(10,970)	13,879	(2,909)	(126,708)

Total liabilities and stockholder's equity (deficit)	$31,135	$603,750	$57,105	$(63,409)	$628,581

CONSOLIDATING BALANCE SHEET AS OF DECEMBER 31, 2010

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash	$—	$48	$2,460	$—	$2,508
Trade accounts receivable (net of allowance for uncollectible accounts of $1,550)	—	80,979	13,972	—	94,951
Other receivables	—	2,914	549	—	3,463
Inventories	—	91,727	12,001	—	103,728
Deferred income taxes	—	3,643	60	—	3,703
Prepaid expenses and other current assets	—	2,196	1,044	—	3,240

Total current assets	—	181,507	30,086	—	211,593
Property, plant, and equipment, net	—	191,646	22,647	—	214,293
Deferred financing costs, net	13,760	1,238	—	—	14,998
Intangible assets, net	—	92,383	601	—	92,984
Goodwill	—	68,943	699	—	69,642
Investment in subsidiaries	127,036	5,392	—	(132,428)	—
Intercompany receivables	35,640	24,817	(363)	(60,094)	—
Other assets	—	5,962	336	—	6,298

Total assets	$176,436	$571,888	$54,006	$(192,522)	$609,808

Liabilities and Stockholder's Equity
Current liabilities
Revolving credit facility and current portion of long-term debt	$—	$51,624	$7,191	$—	$58,815
Accounts payable	—	71,828	11,779	—	83,607
Accrued liabilities	15,000	29,363	2,505	—	46,868
Income taxes payable	—	16	956	—	972

Total current liabilities	15,000	152,831	22,431	—	190,262

Long-term liabilities
Long-term debt, less current portion	320,000	—	—	—	320,000
Capital lease obligations, less current portion	—	10,501	—	—	10,501
Deferred income taxes	(47,965)	79,616	1,227	—	32,878
Intercompany payables	(150,594)	186,368	24,320	(60,094)	—
Other liabilities	—	15,536	636	—	16,172

Total long-term liabilities	121,441	292,021	26,183	(60,094)	379,551

Commitments and contingencies
Stockholder's equity
Preferred stock, par value, $0.001 per share—100,000 shares authorized, no shares issued and outstanding	—	—	—	—	—
Common stock, par value, $0.001 per share—2,900,000 shares authorized, 1 share issued and outstanding	—	—	—	—	—
Additional paid-in capital	73,521	73,521	23,897	(97,418)	73,521
Accumulated other comprehensive (loss) income, net	(7,095)	(7,095)	(1,988)	9,083	(7,095)
Accumulated deficit	(26,431)	60,610	(16,517)	(44,093)	(26,431)

Total stockholder's equity	39,995	127,036	5,392	(132,428)	39,995

Total liabilities and stockholder's equity	$176,436	$571,888	$54,006	$(192,522)	$609,808

CONSOLIDATING STATEMENT OF OPERATIONS FOR THE THREE

MONTHS ENDED SEPTEMBER 30, 2011

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Net sales	$—	$192,771	$31,523	$(4,650)	$219,644
Cost of sales	—	167,569	27,627	(4,650)	190,546

Gross margin	—	25,202	3,896	—	29,098
Selling, general and administrative expenses	147	16,282	1,912	—	18,341

Operating (loss) income	(147)	8,920	1,984	—	10,757

Other expenses (income)
Interest expense	5,468	7,021	487	—	12,976
Loss on early extinguishment of debt	—	—	—	—	—
Other (income) expense, net	—	(207)	111	—	(96)

Net other expense	5,468	6,814	598	—	12,880

(Loss) income before income taxes	(5,615)	2,106	1,386	—	(2,123)
(Benefit from) provision for income taxes	(1,735)	847	334	—	(554)

Net (loss) income before equity in earnings of affiliates	(3,880)	1,259	1,052	—	(1,569)
Equity in earnings (loss) of affiliates	2,311	1,052	—	(3,363)	—

Net (loss) income	$(1,569)	$2,311	$1,052	$(3,363)	$(1,569)

CONSOLIDATING STATEMENT OF OPERATIONS FOR THE THREE

MONTHS ENDED SEPTEMBER 30, 2010

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Net sales	$—	$188,259	$31,659	$(3,229)	$216,689
Cost of sales	—	162,470	28,139	(3,229)	187,380

Gross margin	—	25,789	3,520	—	29,309
Selling, general and administrative expenses	(13)	17,737	1,569	—	19,293

Operating (loss) income	13	8,052	1,951	—	10,016

Other expenses (income)
Interest expense	9,104	1,397	421	—	10,922
Other (income) expense, net	—	(143)	47	—	(96)

Net other expense	9,104	1,254	468	—	10,826

(Loss) income before income taxes	(9,091)	6,798	1,483	—	(810)
(Benefit from) provision for income taxes	(2,643)	1,889	461	—	(293)

Net (loss) income before equity in earnings of affiliates	(6,448)	4,909	1,022	—	(517)
Equity in earnings (loss) of affiliates	5,931	1,022	—	(6,953)	—

Net (loss) income	$(517)	$5,931	$1,022	$(6,953)	$(517)

CONSOLIDATING STATEMENT OF OPERATIONS FOR THE NINE

MONTHS ENDED SEPTEMBER 30, 2011

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Net sales	$—	$584,311	$94,316	$(14,735)	$663,892
Cost of sales	—	505,922	83,122	(14,735)	574,309

Gross margin	—	78,389	11,194	—	89,583
Selling, general and administrative expenses	304	51,350	4,907	—	56,561

Operating (loss) income	(304)	27,039	6,287	—	33,022

Other expenses (income)
Interest expense	23,324	11,815	1,433	—	36,572
Loss on early extinguishment of debt	22,051	—	—	—	22,051
Other (income) expense, net	—	(1,531)	381	1,000	(150)

Net other expense	45,375	10,284	1,814	1,000	58,473

(Loss) income before income taxes	(45,679)	16,755	4,473	(1,000)	(25,451)
(Benefit from) provision for income taxes	(16,982)	6,506	1,081	—	(9,395)

Net (loss) income before equity in earnings of affiliates	(28,697)	10,249	3,392	(1,000)	(16,056)
Equity in earnings (loss) of affiliates	12,641	2,392	—	(15,033)	—

Net (loss) income	$(16,056)	$12,641	$3,392	$(16,033)	$(16,056)

CONSOLIDATING STATEMENT OF OPERATIONS FOR THE NINE

MONTHS ENDED SEPTEMBER 30, 2010

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Net sales	$—	$482,704	$97,126	$(10,623)	$569,207
Cost of sales	—	419,343	90,063	(10,623)	498,783

Gross margin	—	63,361	7,063	—	70,424
Selling, general and administrative expenses	206	42,228	6,479	—	48,913

Operating (loss) income	(206)	21,133	584	—	21,511

Other expenses (income)
Interest expense	20,766	3,062	1,225	—	25,053
Other (income) expense, net	—	(1,915)	424	594	(897)

Net other expense	20,766	1,147	1,649	594	24,156

(Loss) income before income taxes	(20,972)	19,986	(1,065)	(594)	(2,645)
(Benefit from) provision for income taxes	(6,792)	6,455	1,086	—	749

Net (loss) income before equity in earnings of affiliates	(14,180)	13,531	(2,151)	(594)	(3,394)
Equity in earnings (loss) of affiliates	10,786	(2,745)	—	(8,041)	—

Net (loss) income	$(3,394)	$10,786	$(2,151)	$(8,635)	$(3,394)

CONSOLIDATING STATEMENT OF CASH FLOWS FOR THE NINE

MONTHS ENDED SEPTEMBER 30, 2011

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net (loss) income	$(16,056)	$12,641	$3,392	$(16,033)	$(16,056)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	2,200	25,240	2,784	—	30,224
Equity in (earnings) loss of affiliates	(12,641)	(2,392)	—	15,033	—
Deferred income tax (benefit) provision	(16,982)	6,505	(31)	—	(10,508)
Stock compensation expense	305	305	—	(305)	305
Loss on early extinguishment of debt	11,883	—	—	—	11,883
Loss (gain) on sale and disposition of property, plant and equipment	—	971	(62)	—	909
Changes in operating assets and liabilities:
Receivables	—	(878)	(2,377)	—	(3,255)
Inventories	—	(4,293)	(2,718)	—	(7,011)
Prepaid expenses and other assets	—	(688)	(88)	—	(776)
Accounts payable and accrued and other liabilities	(7,166)	(5,790)	(923)	—	(13,879)
Income tax receivable/payable	—	(89)	17	—	(72)

Net cash (used in) provided by operating activities	(38,457)	31,532	(6)	(1,305)	(8,236)

Cash flows from investing activities
Repayments from joint venture		85			85
Purchases of property, plant and equipment, including capitalized software	—	(29,473)	(5,306)	—	(34,779)
Proceeds from sales of property, plant and equipment	—	1,318	65	—	1,383
Investments in subsidiaries	(305)	—	—	305	—

Net cash (used in) provided by investing activities	(305)	(28,070)	(5,241)	305	(33,311)

Cash flows from financing activities
Repayment of subordinated term loan	—	(33)	—	—	(33)
Issuance of new term loan	—	350,000	—	—	350,000
Repayments on new term loan	—	(875)	—	—	(875)
Repayment of capital lease obligations	—	(1,447)	—	—	(1,447)
Deferred loan costs paid	(6,788)	(10,965)	—	—	(17,753)
Dividend to parent	—	(150,000)	(1,000)	1,000	(150,000)
Issuance of senior notes	235,000	—	—	—	235,000
Repayment of former senior notes	(320,000)	—	—	—	(320,000)
Borrowings under revolving credit facility	—	748,233	60,982	—	809,215
Repayments of revolving credit facility	—	(797,948)	(65,746)	—	(863,694)
Intercompany borrowings (repayments)	130,550	(133,356)	2,806		—
Capital contribution from guarantors	—	(6,198)	6,198	—	—

Net cash provided by (used in) financing activities	38,762	(2,589)	3,240	1,000	40,413
Effect of exchange rate changes on cash	—	(849)	786	—	(63)

Increase (decrease) in cash	—	24	(1,221)	—	(1,197)
Cash
Beginning of period	—	48	2,460	—	2,508

End of period	$—	$72	$1,239	$—	$1,311

CONSOLIDATING STATEMENT OF CASH FLOWS FOR THE NINE

MONTHS ENDED SEPTEMBER 30, 2010

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net (loss) income	$(3,394)	$10,786	$(2,151)	$(8,635)	$(3,394)
Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	1,536	18,810	2,483	—	22,829
Equity in (earnings) loss of affiliates	(10,786)	2,745	—	8,041	—
Deferred income tax (benefit) provision	(6,792)	6,433	(46)	—	(405)
Stock compensation expense	206	206	—	(206)	206
Loss (gain) on sales and disposal of property, plant and equipment	—	535	(62)	—	473
Changes in operating assets and liabilities:
Receivables	—	(12,493)	(1,641)	—	(14,134)
Inventories	—	(7,934)	3,072	—	(4,862)
Prepaid expenses and other assets	—	(2,612)	2,189	—	(423)
Accounts payable and accrued and other liabilities	(4,312)	10,056	1,118	—	6,862
Income tax receivable/payable	—	(6)	218	—	212

Net cash (used in) provided by operating activities	(23,542)	26,526	5,180	(800)	7,364

Cash flows from investing activities
Investment in joint venture	—	(425)	—	—	(425)
Purchases of property, plant and equipment	—	(16,738)	(1,637)	—	(18,375)
Proceeds from sales of property, plant and equipment	—	6,958	238	—	7,196
Investments in subsidiaries	(206)	—	—	206	—
Acquisition of business	—	(82,124)	—	—	(82,124)

Net cash (used in) provided by investing activities	(206)	(92,329)	(1,399)	206	(93,728)

Cash flows from financing activities
Repayment of subordinated term loans	—	(36)	—	—	(36)
Borrowings on term loan	100,000	—	—	—	100,000
Repayments on term loan	(100,000)	—	—	—	(100,000)
Repayment of capital lease obligations	—	(404)	—	—	(404)
Deferred financing costs paid	(11,068)	(1,255)	—	—	(12,323)
Issuance of senior notes	100,000	—	—	—	100,000
Borrowings under revolving credit facility	—	623,382	45,247	—	668,629
Repayments of revolving credit facility	—	(617,889)	(50,827)	—	(668,716)
Intercompany borrowings (repayments)	(65,184)	61,796	3,388	—	—
Dividends paid	—	—	(594)	594	—

Net cash provided by (used in) financing activities	23,748	65,594	(2,786)	594	87,150
Effect of exchange rate changes on cash	—	445	(389)	—	56

Increase in cash	—	236	606	—	842
Cash
Beginning of period	—	160	473	—	633

End of period	$—	$396	$1,079	$—	$1,475

14. Consolidating Financial Information

The Former Senior Notes are jointly, severally, fully and unconditionally guaranteed by the Company's domestic restricted subsidiaries. Each guarantor subsidiary is 100% owned, directly or indirectly, by the Company within the meaning of Rule 3-10(h) of Regulation S-X. Following are consolidating financial statements of the Company, including the guarantors, provided pursuant to Rule 3-10 of Regulation S-X in lieu of separate financial statements of each subsidiary guaranteeing the Former Senior Notes.

The following consolidating financial statements present the balance sheets as of December 31, 2010 and 2009, the statements of operations for the years ended December 31, 2010, 2009 and 2008, and the statements of cash flows for the years ended December 31, 2010, 2009 and 2008, of (i) Exopack Holding Corp. (the "Parent"), (ii) the domestic subsidiaries of Exopack Holding Corp. (the "Guarantor Subsidiaries"), (iii) the foreign subsidiaries of Exopack Holding Corp. (the "Nonguarantor Subsidiaries"), and (iv) the eliminations necessary to arrive at the information for the Company on a consolidated basis. The Parent and the Guarantor Subsidiaries have each reflected investments in their respective subsidiaries under the equity method of accounting. There are no restrictions limiting transfers of cash from Guarantor Subsidiaries and Nonguarantor Subsidiaries to the Parent. The consolidating financial statements should be read in conjunction with the accompanying consolidated financial statements of the Company.

CONSOLIDATING BALANCE SHEET AS OF DECEMBER 31, 2010

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash	$—	$48	$2,460	$—	$2,508
Trade accounts receivable (net of allowance for uncollectible accounts of $1,550)	—	80,979	13,972	—	94,951
Other receivables	—	2,914	549	—	3,463
Inventories	—	91,727	12,001	—	103,728
Deferred income taxes	—	3,643	60	—	3,703
Prepaid expenses and other current assets	—	2,196	1,044	—	3,240

Total current assets	—	181,507	30,086	—	211,593
Property, plant, and equipment, net	—	191,646	22,647	—	214,293
Deferred financing costs, net	13,760	1,238	—	—	14,998
Intangible assets, net	—	92,383	601	—	92,984
Goodwill	—	68,943	699	—	69,642
Investment in subsidiaries	127,036	5,392	—	(132,428)	—
Intercompany receivables	35,640	24,817	(363)	(60,094)	—
Other assets	—	5,962	336	—	6,298

Total assets	$176,436	$571,888	$54,006	$(192,522)	$609,808

Liabilities and Stockholder's Equity
Current liabilities
Revolving credit facility and current portion of long-term debt	$—	$51,624	$7,191	$—	$58,815
Accounts payable	—	71,828	11,779	—	83,607
Accrued liabilities	15,000	29,363	2,505	—	46,868
Income taxes payable	—	16	956	—	972

Total current liabilities	15,000	152,831	22,431	—	190,262

Long-term liabilities
Long-term debt, less current portion	320,000	—	—	—	320,000
Capital lease obligations, less current portion	—	10,501	—	—	10,501
Deferred income taxes	(47,965)	79,616	1,227	—	32,878
Intercompany payables	(150,594)	186,368	24,320	(60,094)	—
Other liabilities	—	15,536	636	—	16,172

Total long-term liabilities	121,441	292,021	26,183	(60,094)	379,551

Commitments and contingencies
Stockholder's equity
Preferred stock, par value, $0.001 per share—100,000 shares authorized, no shares issued and outstanding	—	—	—	—	—
Common stock, par value, $0.001 per share—2,900,000 shares authorized, 1 share issued and outstanding	—	—	—	—	—
Additional paid-in capital	73,521	73,521	23,897	(97,418)	73,521
Accumulated other comprehensive loss, net	(7,095)	(7,095)	(1,988)	9,083	(7,095)
Accumulated deficit	(26,431)	60,610	(16,517)	(44,093)	(26,431)

Total stockholder's equity	39,995	127,036	5,392	(132,428)	39,995

Total liabilities and stockholder's equity	$176,436	$571,888	$54,006	$(192,522)	$609,808

CONSOLIDATING BALANCE SHEET AS OF DECEMBER 31, 2009

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Assets
Current assets
Cash	$—	$160	$473	$—	$633
Trade accounts receivable (net of allowance for uncollectible accounts of $1,592)	—	64,566	13,828	—	78,394
Other receivables	—	2,160	1,636	—	3,796
Inventories	—	65,398	14,910	(336)	79,972
Deferred income taxes	—	3,332	168	—	3,500
Prepaid expenses and other current assets	—	2,017	1,400	—	3,417

Total current assets	—	137,633	32,415	(336)	169,712
Property, plant, and equipment, net	—	149,429	24,626	—	174,055
Deferred financing costs, net	4,798	399	—	—	5,197
Intangible assets, net	—	64,533	674	—	65,207
Goodwill	—	63,718	720	—	64,438
Investment in subsidiaries	110,782	7,035	—	(117,817)	—
Intercompany receivables	35,640	24,863	(2,718)	(57,785)	—
Other assets	—	2,253	602	—	2,855

Total assets	$151,220	$449,863	$56,319	$(175,938)	$481,464

Liabilities and Stockholder's Equity
Current liabilities
Revolving credit facility and current portion of long-term debt	$—	$60,259	$8,344	$—	$68,603
Accounts payable	—	53,227	11,702	—	64,929
Accrued liabilities	10,312	19,378	4,089	—	33,779
Income taxes payable	—	124	978	—	1,102

Total current liabilities	10,312	132,988	25,113	—	168,413

Long-term liabilities
Long-term debt, less current portion	220,000	34	—	—	220,034
Deferred income taxes	(38,186)	70,385	1,490	—	33,689
Intercompany payables	(85,405)	121,180	22,010	(57,785)	—
Other liabilities	—	14,158	671	—	14,829

Total long-term liabilities	96,409	205,757	24,171	(57,785)	268,552

Commitments and contingencies
Stockholder's equity
Preferred stock, par value, $0.001 per share —100,000 shares authorized, no shares issued and outstanding	—	—	—	—	—
Common stock, par value, $0.001 per share—2,900,000 shares authorized, 1 share issued and outstanding	—	—	—	—	—
Additional paid-in capital	73,230	73,230	23,897	(97,127)	73,230
Accumulated other comprehensive loss, net	(5,074)	(5,074)	(1,373)	6,447	(5,074)
Accumulated deficit	(23,657)	42,962	(15,489)	(27,473)	(23,657)

Total stockholder's equity	44,499	111,118	7,035	(118,153)	44,499

Total liabilities and stockholder's equity	$151,220	$449,863	$56,319	$(175,938)	$481,464

CONSOLIDATING STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Net sales	$—	$679,451	$119,934	$(14,299)	$785,086
Cost of sales	—	590,141	108,663	(14,636)	684,168

Gross margin	—	89,310	11,271	337	100,918
Selling, general and administrative expenses	291	57,937	8,263	—	66,491

Operating income (loss)	(291)	31,373	3,008	337	34,427

Other expenses (income)
Interest expense	30,245	4,461	1,673	—	36,379
Other (income) expense, net	—	(2,114)	485	594	(1,035)

Net other expense	30,245	2,347	2,158	594	35,344

(Loss) income before income taxes	(30,536)	29,026	850	(257)	(917)
(Benefit from) provision for income taxes	(9,778)	10,351	1,284	—	1,857

Net (loss) income before equity in earnings of affiliates	(20,758)	18,675	(434)	(257)	(2,774)
Equity in earnings (loss) of affiliates	17,984	(1,027)	—	(16,957)	—

Net (loss) income	$(2,774)	$17,648	$(434)	$(17,214)	$(2,774)

CONSOLIDATING STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2009

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Net sales	$—	$571,440	$121,315	$(19,022)	$673,733
Cost of sales	—	502,108	113,659	(19,003)	596,764

Gross margin	—	69,332	7,656	(19)	76,969
Selling, general and administrative expenses	419	47,405	8,070	—	55,894

Operating income (loss)	(419)	21,927	(414)	(19)	21,075

Other expenses (income)
Interest expense	23,324	3,569	1,699	—	28,592
Other (income) expense, net	—	(277)	(191)	—	(468)

Net other expense	23,324	3,292	1,508	—	28,124

(Loss) income before income taxes	(23,743)	18,635	(1,922)	(19)	(7,049)
(Benefit from) provision for income taxes	(7,646)	5,418	1,114	—	(1,114)

Net (loss) income before equity in earnings of affiliates	(16,097)	13,217	(3,036)	(19)	(5,935)
Equity in earnings (loss) of affiliates	10,162	(3,036)	—	(7,126)	—

Net (loss) income	$(5,935)	$10,181	$(3,036)	$(7,145)	$(5,935)

CONSOLIDATING STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Net sales	$—	$648,431	$142,624	$(9,323)	$781,732
Cost of sales	—	577,528	131,027	(9,031)	699,524

Gross margin	—	70,903	11,597	(292)	82,208
Selling, general and administrative expenses	628	47,607	8,944	—	57,179

Operating income (loss)	(628)	23,296	2,653	(292)	25,029

Other expenses (income)
Interest expense	23,324	5,243	2,424	—	30,991
Other (income) expense, net	—	(393)	1,764	—	1,371

Net other expense	23,324	4,850	4,188	—	32,362

(Loss) income before income taxes	(23,952)	18,446	(1,535)	(292)	(7,333)
(Benefit from) provision for income taxes	(9,101)	7,117	769	—	(1,215)

Net (loss) income before equity in earnings of affiliates	(14,851)	11,329	(2,304)	(292)	(6,118)
Equity in earnings (loss) of affiliates	8,733	(2,304)	—	(6,429)	—

Net (loss) income	$(6,118)	$9,025	$(2,304)	$(6,721)	$(6,118)

CONSOLIDATING STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2010

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net (loss) income	$(2,774)	$17,648	$(434)	$(17,214)	$(2,774)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities
Depreciation and amortization	2,664	27,785	3,287	—	33,736
Equity in (earnings) loss of affiliates	(17,984)	1,027	—	16,957	—
Deferred income tax (benefit) provision	(9,779)	10,401	(116)	—	506
Stock compensation expense	291	291	—	(291)	291
Loss (gain) on sales and disposition of property, plant and equipment	—	737	(69)	—	668
Changes in operating assets and liabilities
Receivables	—	(5,486)	101	—	(5,385)
Inventories	—	(13,419)	3,211	(337)	(10,545)
Prepaid expenses and other assets	—	(5,246)	2,639	—	(2,607)
Accounts payable and accrued and other liabilities	4,688	12,581	(1,462)	—	15,807
Income tax receivable/payable	—	(108)	6	—	(102)

Net cash provided by (used in) operating activities	(22,894)	46,211	7,163	(885)	29,595

Cash flows from investing activities
Investment in joint venture		(425)			(425)
Purchases of property, plant and equipment, including capitalized software	—	(22,852)	(2,144)	—	(24,996)
Proceeds from sales of property, plant and equipment	—	7,004	245	—	7,249
Acquisition of business, net of cash acquired	—	(82,124)	—	—	(82,124)
Investments in subsidiaries	(291)	—	—	291	—

Net cash (used in) provided by investing activities	(291)	(98,397)	(1,899)	291	(100,296)

Cash flows from financing activities
Repayment of subordinated term loans	—	(49)	—	—	(49)
Borrowings on term loan	100,000	—	—	—	100,000
Repayments on term loan	(100,000)	—	—	—	(100,000)
Issuance of former additional notes	100,000	—	—	—	100,000
Repayment of capital lease obligations	—	(2,488)	—	—	(2,488)
Deferred financing costs paid on former senior notes and senior credit facility	(11,626)	(1,255)	—	—	(12,881)
Borrowings under revolving credit facility	—	872,003	72,611	—	944,614
Repayments of revolving credit facility	—	(882,499)	(73,993)	—	(956,492)
Intercompany borrowings (repayments)	(65,189)	65,236	(47)	—	—
Dividends paid	—	—	(594)	594	—

Net cash provided by (used in) financing activities	23,185	50,948	(2,023)	594	72,704
Effect of exchange rate changes on cash	—	1,126	(1,254)	—	(128)

Increase (decrease) in cash	—	(112)	1,987	—	1,875
Cash
Beginning of year	—	160	473	—	633

End of year	$—	$48	$2,460	$—	$2,508

CONSOLIDATING STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2009

(in thousands of dollars)	Parent	Guarantor Subsidiaries	Nonguarantor Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net (loss) income	$(5,935)	$10,181	$(3,036)	$(7,145)	$(5,935)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities
Depreciation and amortization	1,175	21,035	3,245	—	25,455
Equity in (earnings) loss of affiliates	(10,162)	3,036	—	7,126	—
Deferred income tax (benefit) provision	(7,645)	5,283	(85)	—	(2,447)
Stock compensation expense	419	419	—	(419)	419
Loss on sales and disposition of property, plant and equipment	—	1,049	264	—	1,313
Changes in operating assets and liabilities:
Receivables	—	2,417	4,294	—	6,711
Inventories	—	11,508	1,873	19	13,400
Prepaid expenses and other assets	—	(1,448)	(1,199)	—	(2,647)
Accounts payable and accrued and other liabilities	(1)	(8,658)	(1,873)	—	(10,532)
Income tax receivable/payable	—	30	211	—	241

Net cash provided by (used in) operating activities	(22,149)	44,852	3,694	(419)	25,978

Cash flows from investing activities
Investment in joint venture	—	(400)	—	—	(400)
Purchases of property, plant and equipment, including capitalized software	—	(22,773)	(3,648)	—	(26,421)
Proceeds from sales of property, plant and equipment	—	6,973	108	—	7,081
Investments in subsidiaries	(419)	—	—	419	—

Net cash (used in) provided by investing activities	(419)	(16,200)	(3,540)	419	(19,740)

Cash flows from financing activities
Repayment of subordinated term loans	—	(48)	—	—	(48)
Borrowings under revolving credit facility	—	684,725	39,382	—	724,107
Repayments of revolving credit facility	—	(692,324)	(38,656)	—	(730,980)
Intercompany borrowings (repayments)	22,568	(24,486)	1,918	—	—

Net cash provided by (used in) financing activities	22,568	(32,133)	2,644	—	(6,921)

Effect of exchange rate changes on cash	—	3,000	(3,396)	—	(396)
Increase (decrease) in cash	—	(481)	(598)	—	(1,079)
Cash
Beginning of year	—	641	1,071	—	1,712

End of year	$—	$160	$473	$—	$633

CONSOLIDATING STATEMENT OF CASH FLOWS FOR THE YEAR ENDED DECEMBER 31, 2008

		Guarantor	Nonguarantor
(in thousands of dollars)	Parent	Subsidiaries	Subsidiaries	Eliminations	Consolidated
Cash flows from operating activities
Net (loss) income	$(6,118)	$9,025	$(2,304)	$(6,721)	$(6,118)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities
Depreciation and amortization	1,175	19,897	3,432	—	24,504
Equity in (earnings) loss of affiliates	(8,733)	2,304	—	6,429	—
Deferred income tax (benefit) provision	(9,102)	6,986	(131)	—	(2,247)
Stock compensation expense	616	616	—	(616)	616
Loss (gain) on sales and disposition of property, plant and equipment	—	1,792	(35)	—	1,757
Changes in operating assets and liabilities:
Receivables	—	(2,906)	(5,775)	—	(8,681)
Inventories	—	768	(985)	292	75
Prepaid expenses and other assets	—	1,618	(242)	—	1,376
Accounts payable and accrued and other liabilities	1	(3,566)	4,168	—	603
Income tax receivable/payable	—	476	598	—	1,074

Net cash provided by (used in) operating activities	(22,161)	37,010	(1,274)	(616)	12,959

Cash flows from investing activities
Purchases of property, plant and equipment,, including capitalized software	—	(16,444)	(2,705)	—	(19,149)
Proceeds from sales of property, plant and equipment	—	406	106	—	512
Acquisition of business	—	542	(931)	—	(389)
Investments in subsidiaries	(616)	—	—	616	—

Net cash (used in) provided by investing activities	(616)	(15,496)	(3,530)	616	(19,026)

Cash flows from financing activities
Repayment of subordinated term loans	—	(49)	(64)	—	(113)
Financing costs paid	—	(110)	—	—	(110)
Borrowings under revolving credit facility	—	979,619	99,379	—	1,078,998
Repayments of revolving credit facility	—	(978,409)	(95,217)	—	(1,073,626)
Intercompany borrowings (repayments)	22,700	(18,016)	(4,684)	—	—

Net cash provided by (used in) financing activities	22,700	(16,965)	(586)	—	5,149
Effect of exchange rate changes on cash	—	(4,214)	5,536	—	1,322

Increase (decrease) in cash	(77)	335	146	—	404
Cash
Beginning of year	77	306	925	—	1,308

End of year	$—	$641	$1,071	$—	$1,712

Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes

14. Income Taxes

Income taxes are recorded under the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. We do not currently intend to repatriate earnings, if any, from our Canadian subsidiaries, and consider these earnings to be permanently invested outside the U.S. As a result, no deferred tax liability has been recognized for earnings from our Canadian subsidiaries. We have provided for deferred U.S. taxes on all undistributed earnings from our U.K. subsidiaries. Prior to the fourth quarter of 2010, we had not recognized a deferred tax liability for earnings from our U.K. subsidiaries because we considered these earnings to be permanently invested overseas. During the fourth quarter of 2010, we determined that these earnings should no longer be considered indefinitely invested as a result of the continued success of our U.K. operations and concurrent increase in the need for funds to service the additional indebtedness incurred for the EMCS acquisition and other business strategies.

The effective income tax rate for 2011 was approximately 37%. The effective income tax rate for 2010 reflects significant foreign losses which the Company does not believe will result in a tax benefit, as well as foreign income in a separate jurisdiction for which the Company recorded tax expense. The Company's tax expense is based on projected earnings and losses by jurisdiction for the annual period. During the three months ended September 30, 2011, the Company revised its estimated annual effective tax rate from approximately 38% to approximately 37%. The quarterly effective rate reflects more than a 1% change due to the small pre-tax loss recorded during the three months ended September 30, 2011. The effective tax rate may fluctuate significantly on a quarterly basis due to both changes in jurisdictions in which earnings or losses are realized and the estimate of those earnings and losses.

9. Income Taxes

The following tables present components of the (benefit from) provision for income taxes, the principal items of deferred taxes, and a reconciliation of the statutory U.S. Federal income tax rate to the effective income tax rate for the years or dates indicated, as applicable:

(in thousands of dollars)	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
(Benefit from) provision for income taxes:
Current
Federal	—	—	—
Foreign	1,397	1,245	853
State	(51)	92	126

	1,346	1,337	979

Deferred
Federal	768	(1,225)	(1,862)
Foreign	(113)	(90)	(78)
State	(144)	(1,136)	(254)

	511	(2,451)	(2,194)
Net (benefit from) provision for income taxes	$1,857	$(1,114)	$(1,215)

The components of deferred income tax assets and liabilities are summarized as follows at December 31, 2010 and 2009:

(in thousands of dollars)	2010	2009
Gross deferred income tax assets
Net operating loss carryforwards	$20,174	$16,125
Minimum pension liability	8,504	7,036
Accrued vacation	2,080	1,660
AMT credit carryforwards	1,190	1,190
Accrued workers' compensation liability	558	573
Deferred compensation and future stock option payments	699	608
Net accounts receivable basis difference	397	476
Accrual for medical claims incurred by not reported	285	281
State and other tax credit carryforwards	444	444
Net inventory basis difference	762	590
Other accruals and reserves	874	1,178

	35,967	30,161

Gross deferred income tax liabilities
Net fixed asset basis difference	(34,209)	(33,550)
Goodwill and other intangible assets basis differences	(20,208)	(19,541)
Postretirement and pension accruals	(2,364)	(1,695)
Undistributed earnings of UK subsidiary	(1,151)	—
Other	(1,495)	(751)

	(59,427)	(55,537)

Gross deferred tax liabilities, net	(23,460)	(25,376)
Less: valuation allowance	(5,715)	(4,813)

Net deferred income tax liabilities	$(29,175)	$(30,189)

The net deferred income tax liability is recognized as follows in the accompanying consolidated balance sheets at December 31, 2010 and 2009:

(in thousands of dollars)	December 31, 2010	December 31, 2009
Current deferred income tax asset	$3,703	$3,500
Long-term deferred income tax liability	(32,878)	(33,689)

	$(29,175)	$(30,189)

The reconciliation of the statutory U.S. Federal income tax rate to the effective income tax rate is summarized as follows:

(in thousands of dollars)	Year ended December 31, 2010		Year ended December 31, 2009		Year ended December 31, 2008
Domestic	$(1,767)	193%	$(5,128)	73%	$(5,798)	79%
Foreign	850	-93%	(1,921)	27%	(1,535)	21%

Total loss before income taxes	$(917)	100%	$(7,049)	100%	$(7,333)	100%

Federal income tax (benefit) at the U.S. statutory rate	$(312)	34%	$(2,397)	34%	$(2,493)	34%
Foreign rate differential	(86)	9%	(69)	1%	(282)	4%
State income tax (benefit), net of federal income tax (benefit)	(178)	19%	(349)	5%	(85)	1%
Permanent differences	145	-16%	21	0%	204	-3%
Valuation allowance	670	-73%	1,912	-27%	1,124	-15%
Effect of deferred rate changes	427	-46%	(44)	0%	455	-6%
Change in undistributed earnings assertion for United Kingdom	1,151	-126%	—	0%	—	0%
Adjustment related to prior year taxes	40	-4%	(188)	3%	(64)	1%
Other	—	0%	—	0%	(74)	1%

	$1,857	-203%	$(1,114)	16%	$(1,215)	17%

At December 31, 2010, the Company had Federal net operating loss carryforwards of approximately  $33.5 million, which begin to expire in 2024. The Company has recorded deferred taxes on  $32.9 million related to the domestic net operating loss carryforwards. The difference is due to excess tax basis in goodwill acquired in a purchase business combination that will reduce the income taxes paid by the Company in future periods, and in accordance with FASB guidance related to accounting for income taxes, the Company will record a reduction to book goodwill as the future tax benefits are realized rather than recording a deferred tax asset for these benefits. The Company has alternative minimum tax credit carryforwards of approximately  $1.2 million, which do not expire. The Company also had Canadian loss carryforwards of approximately  $28.4 million, which begin to expire in 2010. The Company has placed a valuation allowance of approximately  $5.3 million against the Canadian loss carryforwards net of the Canadian deferred tax liabilities. See Note 13 for the net change in the valuation allowance.

During 2009, the IRS completed its examination of the tax year ended December 31, 2006. During the course of that examination, the IRS made several adjustments to the net operating loss carryforwards which have been offset by establishing certain deferred items which will be deductible in the future. The examination was completed as of December 31, 2009 and no further adjustments were required. The Company has state tax credit carryforwards totaling approximately  $444,000 which it does not expect to be able to utilize; accordingly, the Company has recorded a valuation allowance of this amount in its accompanying consolidated balance sheets at December 31, 2010 and 2009.

A reconciliation of the beginning and ending liabilities for income tax contingencies is as follows:

(in thousands of dollars)
Gross uncertain tax benefit at January 1, 2008	$72
Gross decreases (expired statute)	(36)
Gross decreases (withdrawn determination)	(16)
Gross decreases (settled by cash payment with tax authorities)	(20)

Gross uncertain tax benefit at December 31, 2008	—
Gross increases/decreases	—

Gross uncertain tax benefit at December 31, 2009	—
Gross increases/decreases	—

Gross uncertain tax benefit at December 31, 2010	$—

None of the unrecognized tax benefits, if recognized, would affect the effective tax rate of December 31, 2010, 2009 or 2008.

Insurance Proceeds	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Insurance proceeds [Abstract]
Insurance Proceeds

15. Insurance Proceeds

In September of 2009, one of the Company's facilities in the food and specialty packaging segment experienced a fire that damaged machinery and equipment. During the nine months ended September 30, 2010, the Company received insurance proceeds related to this claim of approximately  $1.0 million. The  $1.0 million in insurance proceeds is included in "Other (income) expense, net" on the accompanying consolidated statements of operations for the nine months ended September 30, 2010.

12. Insurance Proceeds

In September 2009, one of the Company's facilities in the consumer food and specialty packaging segment experienced a fire that damaged a press. During the year ended December 31, 2010, the Company received insurance proceeds related to this claim of approximately  $1.0 million. The  $1.0 million in insurance proceeds is included in "Other (income) expense, net" on the accompanying consolidated statement of operations for the year ended December 31, 2010.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of these consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, and expenses, and related disclosure of contingent assets and liabilities. These estimates and assumptions are reasonable based upon management's best estimates and judgments. On an ongoing basis, the Company evaluates estimates, including those related to the estimate of uncollectible accounts receivable and the estimate of excess and obsolete inventories. The Company bases its estimates on historical experience and on various other factors (including the current economic environment), the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. The Company adjusts such estimates and assumptions when facts and circumstances dictate. Volatility in the credit, equity and foreign currency markets and in the world markets for petroleum, and declines in consumer spending have combined to increase the uncertainty inherent in such estimates and assumptions. Actual results may differ from these estimates under different assumptions or conditions.

The following accounting policies significantly affect the preparation of the Company's consolidated financial statements:

Principles of Consolidation

The consolidated financial statements include the accounts of all wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated.

Foreign Currency Translation and Transactions

Translation of the financial statements of the Company's foreign subsidiaries, whose functional currency is the Canadian dollar and British pound, occurs using the current exchange rate at year end for the balance sheet and the weighted-average exchange rate during the reporting period for results of operations. The resulting currency translation adjustment is accumulated and reported in "Accumulated other comprehensive income (loss)" on the accompanying consolidated balance sheets. Gains and losses on foreign currency transactions are included in the consolidated statements of operations for the period in which the transaction occurs. The consolidated statements of cash flows include the effect of foreign currency cash flows using the weighted-average exchange rate during the reporting period.

Cash

Cash includes cash on hand and in banks. The Company has no cash instruments which are considered to be cash equivalents. Accounts payable in the accompanying balance sheets includes approximately  $9.8 million and  $9.0 million in book cash overdrafts at December 31, 2010 and 2009, respectively.

Inventories

At December 31, 2010 and 2009, inventories are stated at the lower of cost or market with cost determined on the first-in, first-out ("FIFO") method. Inventories are stated net of the reserve for excess and obsolete inventories.

Property, Plant, and Equipment

The Company records property, plant and equipment at cost and includes interest capitalized during the construction period, if material. Depreciation is computed using the straight-line method over the estimated useful lives of the assets. The estimated useful lives are 30 years for buildings and improvements, 10 years for machinery and equipment, and 3-7 years for other depreciable assets. The cost of property, plant and equipment and related accumulated depreciation are removed from the accounts upon the retirement or disposal of such assets and the resulting gain or loss is recognized at the time of disposition. Maintenance and repairs that do not improve efficiency or extend economic life are charged to expense as incurred. Depreciation expense for the years ended December 31, 2010, 2009 and 2008 were approximately  $27.3 million,  $21.3 million and  $20.1 million, respectively. No interest was capitalized during any of the periods presented.

Deferred Financing Costs

Costs related to the issuance of debt are amortized as a component of interest expense over the term of the related debt using the straight-line method, which approximates the effective interest method. Deferred financing costs related to financing arrangements in place at December 31, 2010, 2009 and 2008, respectively, were approximately  $15.0 million,  $5.2 million and  $6.7 million (net of accumulated amortization of approximately  $8.6 million,  $5.5 million and  $4.0 million, respectively).

Capitalization of Software for Internal Use

The Company capitalizes costs associated with software developed or obtained for internal use when both the preliminary project stage is completed and management has authorized further funding for the project which it deems probable of completion for the intended use. Capitalization of these costs ceases at the point at which the project is substantially complete and ready for its intended purpose. Once completed, capitalized software is amortized over its estimated useful life of three years. Capitalized software is classified in "other assets" on the accompanying consolidated balance sheets and was approximately  $761,000 and  $1.3 million at December 31, 2010 and 2009, respectively. Amortization of capitalized software costs was approximately  $645,000,  $608,000 and  $340,000, respectively, for the years ended December 31, 2010, 2009 and 2008, respectively.

Goodwill

Goodwill represents the excess of the purchase price over the fair value of net assets acquired in purchase business combinations. The Company had total goodwill of approximately  $69.6 million and  $64.4 million at December 31, 2010 and 2009, respectively, from the Consolidation in 2005, the EEF acquisition in 2007 and the EMCS acquisition in July 2010. During the year ended December 31, 2010, the Company decreased goodwill related to its coated products segment by approximately  $21,000 as a result of foreign currency translation. During the year ended December 31, 2009, the Company increased goodwill related to its coated products segment by approximately  $66,000 as a result of foreign currency translation. The Company has determined that it consists of five reporting units for the purpose of the goodwill impairment test under FASB guidance related to goodwill and other intangible assets. The Company performs its annual impairment analysis on December 31 of each year based on a comparison of each reporting unit's estimated fair value compared to the reporting unit's carrying amount on that date. Estimated fair value is determined based on a combination of discounted cash flows and industry multiples. As a result of the impairment analysis, no impairment of goodwill was noted at December 31, 2010 or 2009 as the estimated fair value of each reporting unit exceeded the carrying value.

At December 31, 2010, approximately  $26.2 million,  $19.2 million,  $21.6 million and  $2.6 million of goodwill was assigned to the pet food and specialty packaging segment, the consumer food and specialty packaging segment, the performance packaging segment and the coated products segment, respectively. Goodwill, with the exception of approximately  $3.3 million and  $1.9 million assigned to the Company's consumer food and specialty and coated products segments, respectively, is not deductible for income tax purposes.

Intangible assets

Contractual or separable intangible assets that have finite useful lives are being amortized against income using the straight-line method over their estimated useful lives of 10 to 21 years. The straight-line method of amortization reflects an appropriate allocation of the costs of the intangible assets to earnings in proportion to the amount of economic benefits obtained by the Company in each reporting period. The Company tests finite-lived assets for impairment whenever there is an impairment indicator and indefinite lived assets for impairment on an annual basis. Finite lived intangible assets are tested for impairment by comparing anticipated related undiscounted future cash flows from operations to the carrying value of the asset. Indefinite lived intangible assets are tested for impairment by comparing the estimated fair value of the asset to the carrying value of the asset.

Impairment of Long-Lived Assets

The Company reviews long-lived assets, including goodwill and other intangible assets, for impairment whenever events or changes in business circumstances indicate that the carrying amount of the assets may not be fully recoverable.

For property, plant and equipment and other long-lived assets, other than goodwill and indefinite-lived intangible assets, the Company performs undiscounted operating cash flow analyses to determine if impairment exists. If impairment is determined to exist, any related impairment loss is calculated based upon comparison of the estimated fair value to the net carrying value of the assets. Impairment losses on assets held for sale are based on the estimated proceeds to be received, less costs to sell.

During the year ended December 31, 2010, the Company recorded accelerated depreciation expense of approximately  $4.4 million, based on changes in the estimated useful lives of several pieces of equipment, primarily in the consumer food and specialty packaging and pet food and specialty packaging segments. During the year ended December 31, 2009 the Company recorded accelerated depreciation expenses of approximately  $1.8 million, based on changes in the estimated useful lives of several pieces of equipment, primarily in the consumer food and specialty packaging segment and to a lesser extent other operating segments. See discussion of the measurement methodology for potential impairment of goodwill and indefinite-lived intangible assets above.

During the year ended December 31, 2008, the Company reduced the useful life of two patents due to the loss of business from which the patents derived their value. The Company recorded approximately  $393,000 of additional amortization expense during 2008 related to these patents which is included in "Selling, general and administrative expenses" in the accompanying consolidated statement of operations.

Comprehensive Income (Loss)

Comprehensive income (loss) consists of net loss, adjustments to the Company's minimum pension liability and unrealized gains and losses on foreign currency translation. All elements of other comprehensive income (loss) have related tax effects.

The following table represents the components of accumulated other comprehensive income (loss):

Year	Foreign Currency Translation Adjustments	Pension and Post Retirement Plans Liability	Cumulative Tax Effect on Liability	Accumulated Comprehensive Income (Loss)
Balance at December 31, 2008	$(4,750)	$(12,269)	$4,662	$(12,357)
Change during 2009	3,927	5,726	(2,370)	7,283

Balance at December 31, 2009	(823)	(6,543)	2,292	(5,074)
Change during 2010	508	(4,013)	1,484	(2,021)

Balance at December 31, 2010	$(315)	$(10,556)	$3,776	$(7,095)

Revenue Recognition

The Company recognizes sales revenue when all of the following conditions are met: persuasive evidence of an agreement exists, delivery has occurred, the Company's price to the buyer is fixed and determinable and collectability is reasonably assured. Sales and related cost of sales are principally recognized upon transfer of title to the customer, which generally occurs upon shipment of products. The Company's stated shipping terms are generally FOB shipping point unless otherwise noted in the customer contract. Sales to certain customers are on consignment and revenue is recognized when the customer uses the products. Provisions for estimated returns and allowances and customer rebates are recorded when the related products are sold.

Shipping and Handling Costs

Shipping and handling fees billed to customers are included in net sales with the corresponding cost of such services recognized in cost of sales.

Research and Development Costs

Research and development costs are charged to "Selling, general, and administrative expenses" as incurred. For the years ended December 31, 2010, 2009 and 2008, research and development expense costs were approximately  $6.1 million,  $3.1 million and  $3.0 million, respectively. The significant increase in research and development costs for the year ended December 31, 2010 is primarily related to the EMCS acquisition.

Income Taxes

Income taxes are recorded under the asset and liability method whereby deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The Company does not currently intend to repatriate earnings, if any, from its Canadian subsidiaries, and considers these earnings to be permanently invested outside the U.S. As a result, no deferred tax liability has been recognized for earnings from Canadian subsidiaries. The Company has provided for deferred U.S. taxes on all undistributed earnings from its U.K. subsidiaries through December 31, 2010. Prior to 2010, the Company had not recognized a deferred tax liability associated with earnings from its U.K. subsidiaries because it considered these earnings to be permanently invested overseas. During the fourth quarter of 2010, the Company determined that the earnings from its U.K. subsidiaries should no longer be considered indefinitely reinvested. As a result, the Company recognized approximately  $1.2 million of tax expense providing for deferred U.S. taxes for earnings from these subsidiaries.

The Company adopted updated FASB guidance related to accounting for uncertainty in income taxes on January 1, 2007. This updated guidance clarifies the accounting and reporting for uncertainties in income tax law. This guidance prescribes a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in income tax returns.

Pursuant to FASB guidance related to uncertainty of income tax, the Company has analyzed its tax positions and has determined that no reserves for uncertain income tax positions are needed. United States federal income tax return periods beginning as of January 1, 2005, Canadian income tax return periods beginning as of January 1, 2004 and United Kingdom income tax return periods beginning as of January 1, 2008 are open for examination. The IRS completed its examination of the tax year ended December 31, 2006 on November 6, 2009 with no further adjustments other than the immaterial temporary differences previously accounted for in the year ended December 31, 2008. The Company believes that its income tax filing positions and deductions will be sustained and does not anticipate any adjustments that will result in a material change to its financial position within the next twelve months.

The Company's policy for recording interest and penalties associated with unrecognized tax benefits is to record such items as a component of income before taxes. Penalties are recorded in other expense (income), net and interest is recorded in interest expense, in the accompanying consolidated statements of operations. There were no significant interest and penalties associated with unrecognized tax benefits for the years ended December 31, 2010, 2009 or 2008.

During the years ended December 31, 2010 and 2009, the Company recorded a valuation allowance of approximately  $670,000 and  $1.9 million, respectively, as reflected in the income tax expense on the accompanying statements of operations, against net operating losses specifically related to the Company's Canadian operations in accordance with the provisions of FASB guidance related to accounting for income taxes. The Company determined that a valuation allowance was necessary given the operating results of the Canadian operations and anticipates establishing a valuation allowance against future Canadian generated net operating losses; however, future determinations of the need for a valuation allowance will be impacted by Canadian operating results.

Stock-Based Compensation

Officers and certain key employees of the Company have been granted options to purchase non-voting common shares of CPG, the parent company of Exopack Key Holdings (the sole stockholder of the Company) under a stock-based compensation plan (the "Stock Option Plan") which is administered by the Board of Directors (or a committee thereof) of CPG.

The Company recorded stock compensation expense of approximately  $291,000,  $419,000 and  $616,000 related to options during the years ended December 31, 2010, 2009 and 2008, respectively.

The fair values of the options granted were estimated on the dates of grant using the Black-Scholes option pricing model with the following results and assumptions for the option grants which occurred in the years ended December 31, 2010 and 2008:

	2010 Grants	2008 Grants
Weighted-average grant date fair value per share	$77	$88
Weighted-averaged expected lives (years)	10	10
Risk-free interest rate	2.61%	3.79%
Volatility	40.0%	40.0%

There were no options granted during the year ended December 31, 2009.

Environmental Liabilities

Various state and federal regulations relating to health, safety and the environment govern the flexible packaging and plastic films and coated products industries, and the Company has invested substantial effort to prepare for and meet these requirements. While these requirements are continually changing, the Company believes that its operations are in substantial compliance with applicable health, safety and environmental regulations.

Costs associated with cleaning up existing environmental contamination caused by past operations and costs which do not benefit future periods are expensed. The Company records undiscounted liabilities for environmental costs when a loss is probable and can be reasonably estimated. At December 31, 2010 and 2009, management believes there were no material obligations related to environmental matters. Environmental expenses incurred in all of the periods presented herein were insignificant.

Pension Plans

The Company records annual amounts relating to its pension plans based on calculations which include various actuarial assumptions, including discount rates, mortality rates and annual rates of return on plan assets. These estimates are highly susceptible to change from period to period based on the performance of plan assets, actuarial valuations and market conditions. The Company reviews its actuarial assumptions on an annual basis and makes modifications to the assumptions based on current rates and trends. The Company believes that the assumptions used in recording its pension obligation are reasonable based on its experience, market conditions and input from its third party actuary and investment advisor.

Fair Value of Financial Instruments

The fair value of financial instruments is the amount at which the instrument could be exchanged in a current transaction between willing parties. The Company's financial instruments principally consists of cash, accounts receivable from customers, accounts payable to vendors, and borrowings under long-term debt agreements. The fair value of the Company's borrowings under its Senior Credit Facility approximate their carrying value (approximately  $56.9 million at December 31, 2010), as those borrowings accrue interest at variable market rates. The fair value of the Company's borrowings under its  $320.0 million of 11.25% senior notes due 2014 was approximately  $330.0 million at December 31, 2010 based on the trading price of the notes at that date, and the fair value of the Company's borrowings under its  $220.0 million of 11.25% senior notes due 2014 was approximately  $223.6 million at December 31, 2009 based on the trading price of the notes at that date. The fair values of all other financial instruments approximate their carrying value due to their short-term nature.

Concentrations of Credit Risk

Financial instruments that potentially subject the Company to significant concentrations of credit risk consist principally of trade accounts receivable. The Company controls credit risk through credit approvals, credit limits and monitoring procedures. The Company does not require collateral for trade accounts receivable. One customer, primarily within the Company's pet food and specialty packaging segment, accounted for 10.9% and 12.0% of total accounts receivable as of December 31, 2010 and 2009, respectively.

Concentrations of credit risk with respect to trade receivables are limited due to the wide variety of customers and markets into which the Company's products are sold, as well as their dispersion across many different geographic areas, primarily in North America. There were no individual customers that accounted for more than 10% of the Company's net sales during the year ended December 31, 2010. One customer, primarily within the Company's pet food and specialty packaging segment, accounted for 11.5% and 11.8% of the Company's net sales during the years ended December 31, 2009 and 2008, respectively.

Variable Interest Entity

During 2009, the Company entered into a joint venture agreement with INDEVCO Group, a Lebanese-based manufacturer ("INDEVCO"). The Company determined that the joint venture is a variable interest entity ("VIE") under FASB guidance related to accounting for variable interest entities and that the Company is not the primary beneficiary of the VIE. The VIE consists of a manufacturing operation, located within an existing manufacturing facility owned by INDEVCO in Lebanon, used to co-extrude polyethylene film for use in flexible packaging. During the year ended December 31, 2010, the VIE purchased and installed the necessary extrusion equipment and production commenced in the third quarter of 2010. The Company's maximum exposure to loss as a result of its involvement with the unconsolidated VIE is limited to the Company's recorded investment in this VIE, which was approximately  $768,000 at December 31, 2010. The Company recognized approximately  $57,000 as its share of the loss of the joint venture's operations during the year ended December 31, 2010. The Company may be subject to additional losses to the extent of any financial support that the Company provides in the future.

Recently Issued Accounting Pronouncements

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R), a grandfathered standard under the FASB's Accounting Standards Codification SFAS No. 167 amends the consolidation guidance that applies to variable interest entities to require an enterprise to perform an analysis to determine whether the enterprise's variable interest or interests give it a controlling financial interest in a variable interest entity. The standard requires ongoing reassessments of whether an enterprise is the primary beneficiary of a variable interest entity. The standard is effective as of the beginning of a reporting entity's first annual reporting period that begins after November 15, 2009, and for interim periods within that first annual reporting period. The adoption of this guidance for the year ended December 31, 2010 did not have a material impact on the Company's financial position, results of operations or cash flows.

No significant new accounting guidance became effective for the Company during the year ended December 31, 2010. As of December 31, 2010, there was no issued guidance pending future adoption that is expected to have a significant impact on the Company's financial statements when adopted.

Balance Sheet Information	12 Months Ended
Dec. 31, 2010
Balance Sheet Information [Abstract]
Balance Sheet Information

3. Balance Sheet Information

The major components of certain balance sheet accounts at December 31, 2010 and 2009 are as follows:

(in thousands of dollars)	2010	2009
Inventories
Raw materials and supplies	$42,812	$33,592
Work in progress	12,275	10,376
Finished goods	48,641	36,004

Total inventories	$103,728	$79,972

Property, plant and equipment
Land	$6,249	$5,578
Buildings and improvements	55,148	41,840
Machinery and equipment	220,435	181,280
Other	4,960	3,785
Construction in progress	15,137	7,027

Gross property, plant, and equipment	301,929	239,510
Less: Accumulated depreciation	(87,636)	(65,455)

Net property, plant, and equipment	$214,293	$174,055

Intangible assets
Definite-lived intangible assets:
Customer lists (amortized over 10-21 years)	$43,276	$17,089
Patents (amortized over 2-15 years)	7,163	4,262
Trademarks and tradenames (amortized over 20 years)	2,618	1,180

	53,057	22,531
Accumulated amortization	(11,073)	(8,324)

Definite-lived intangible assets	41,984	14,207
Indefinite-lived intangible assets—trademarks and tradenames	51,000	51,000

Net intangible assets	$92,984	$65,207

Accrued liabilities
Interest	$15,141	$10,342
Vacation	6,915	5,949
Payroll and bonuses	4,970	3,125
Pension liability to be funded within one year (see Note 5)	3,008	1,406
Workers' compensation	1,534	1,584
Medical insurance claims	2,882	3,202
Accrued severance (see Note 7)	419	2,092
Customer rebates	6,527	1,377
Property taxes	1,920	1,327
Accrued utilities	1,293	1,042
Accrued freight	1,021	857
Other	1,238	1,476

	$46,868	$33,779

Other liabilities
Liability for pension benefits (see Note 5)	$14,445	$13,021
Postretirement medical benefits (see Note 5)	588	543
Deferred compensation liability (see Note 5)	321	377
Deferred rent	688	743
Other	130	145

	$16,172	$14,829

Amortization expense for definite-lived assets for the years ended December 31, 2010, 2009 and 2008 was approximately  $2.8 million,  $2.0 million and  $2.1 million (excluding approximately  $393,000 of amortization due to adjustment of useful life for two patents, see Note 2), respectively. Estimated future annual amortization for definite-lived customer lists, patents, and trademarks/trade names is approximately  $3.8 million per year for 2011 through 2014 and is approximately  $3.5 million for 2015.

Capital Structure	12 Months Ended
Dec. 31, 2010
Capital Structure [Abstract]
Capital Structure

6. Capital Structure

The Company is authorized to issue 2,900,000 shares of common stock, consisting of 1,200,000 shares of voting common stock (1 share issued and outstanding at December 31, 2010 and 2009) ("Voting Common Stock") and 1,700,000 shares of non-voting common stock (no shares issued and outstanding at December 31, 2010 and 2009) ("Non-Voting Common Stock"), each with a par value of  $0.001 per share. The Voting Common Stock and the Non-Voting Common Stock have identical rights, qualifications, limitations, restrictions, and privileges. However, the holders of the Non-Voting Common Stock have no right to vote on the matters to be voted on by the Company's stockholders, except under a merger or consolidation of the Company into other entities or a recapitalization or reorganization of the Company in which shares of the Non-Voting Common Stock would be treated differently than the Voting Common Stock. The holders of Voting Common Stock and the holders of Non-Voting Common Stock are entitled to share equally, share for share, in any dividends declared and payable (see Note 4 with respect to restrictions placed on declarations and payments under financing arrangements). Each share of Voting Common stock is convertible at any time (except under certain conditions, as defined) into a share of Non-Voting Common Stock.

The Company is authorized to issue 100,000 shares of preferred stock with a par value of  $0.001 per share. The rights, qualifications, limitations, restrictions, and privileges of such shares are determined by the Board of Directors at each preferred share issuance and may differ from those of any and all other series of preferred stock. There were no preferred shares issued and outstanding at December 31, 2010 and 2009.

Valuation And Qualifying Accounts	12 Months Ended
Dec. 31, 2010
Valuation And Qualifying Accounts [Abstract]
Valuation And Qualifying Accounts

13. Valuation and Qualifying Accounts

(in thousands)	Balance at Beginning of Period	Charged to Expense (Benefit)		Other		(Deductions) Recoveries		Balance at End of Period
2010
Allowance for Uncollectible Accounts	$1,592	$132		$—		$(174	)(1)	$1,550
Valuation Allowance for Deferred Tax Assets	$4,813	$670	(2)	$232	(3)	$—		$5,715
Inventory Reserve	$973	$434		$—		$(535	)(1)	$872

2009
Allowance for Uncollectible Accounts	$2,088	$(1,089)		$—		$593	(1)	$1,592
Valuation Allowance for Deferred Tax Assets	$2,374	$1,912	(2)	$527	(3)	$—		$4,813
Inventory Reserve	$875	$912		$21		$(835	)(1)	$973

2008
Allowance for Uncollectible Accounts	$1,666	$(267)		$—		$689	(1)	$2,088
Valuation Allowance for Deferred Tax Assets	$1,636	$1,124	(2)	$(386	)(3)	$—		$2,374
Inventory Reserve	$2,608	$284		$(69	)(3)	$(1,948	)(1)	$875

(1)	Represents amounts written off (recovered) during the period.
(2)	During 2010, 2009 and 2008, the Company recorded a non-cash charge to establish a valuation allowance against net operating losses specifically related to the Company's Canadian operations. See Note 2 for further discussion.
(3)	Represents impact of foreign exchange rates during the period.

Lease Transactions	12 Months Ended
Dec. 31, 2010
Lease Transactions [Abstract]
Lease Transactions	15. Lease Transactions

During the year ended December 31, 2009, the Company completed two equipment sale/leaseback transactions with a third party that resulted in net proceeds of approximately  $6.0 million, after fees and deposits. The equipment sold consisted of an extrusion asset and press that were purchased during 2009. These funds were subsequently used to reduce amounts outstanding under the Senior Credit Facility.

On July 12, 2010, the Company completed an equipment sale /leaseback transaction with a third party that resulted in net proceeds of approximately  $4.9 million, after fees and deposits. These funds were subsequently used to reduce amounts outstanding under the Senior Credit Facility. The Company determined that this lease qualifies as a capital lease and accordingly recorded a capital lease obligation equal to the present value of the minimum lease payments, or approximately  $5.2 million. The lease term is five years with a lease expiration date of July 2015. At December 31, 2010,  $5.2 million of property, plant and equipment and approximately  $515,000 of accumulated depreciation are recorded related to the capital lease on the accompanying consolidated balance sheet. At December 31, 2010, approximately  $1.0 million and  $3.6 million are included in the current portion of capital lease obligations and long-term capital lease obligations, less current portion, respectively, on the accompanying consolidated balance sheet. At December 31, 2010, approximately  $1.7 million in security deposits refundable at lease expiration are included in other assets on the accompanying consolidated balance sheet.

In conjunction with the EMCS acquisition, the Company assumed one lease related to real estate and three leases related to extrusion equipment that the Company determined all qualify as capital leases. The Company recorded a total capital lease obligation equal to the present value of the minimum lease payments, or approximately  $9.2 million. The leases expired over various periods with the real estate lease expiring in May 2019 and the three equipment leases expiring in May 2014, September 2014 and December 2017, respectively. Subsequent to the EMCS acquisition, the Company re-negotiated two of the equipment leases. The remaining equipment lease was cancelled and the equipment was purchased by the Company for approximately  $1.5 million. The new equipment leases expire in September 2014. At December 31, 2010, approximately  $4.4 million of property, plant and equipment and approximately  $71,000 of accumulated depreciation related to the real estate and approximately  $3.4 million of property, plant and equipment and approximately  $476,000 of accumulated depreciation related to the extrusion equipment are recorded on the accompanying consolidated balance sheet. At December 31, 2010, approximately  $77,000 and  $4.3 million are included in the current portion of capital lease obligations and long-term capital lease obligations, less current portion, respectively, related to the assumed real estate lease. At December 31, 2010, approximately  $796,000 and  $2.6 million are included in the current portion of capital lease obligations and long-term capital lease obligations, less current portion, respectively, related to the equipment leases. At December 31, 2010, approximately  $1.4 million in security deposits refundable at lease expiration are included in other assets in the accompanying consolidated balance sheet.

See Note 8 for a schedule of future annual lease payments.